Exhibit 10.33

[***] Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit in accordance with the rules of the Securities and Exchange Commission.

COLLABORATION AGREEMENT

by and between

BridgeBio GENE THERAPY, LLC

and

CATALENT MARYLAND, INC.

Dated as of December 31, 2019

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8.11	Survival	16
ARTICLE IX FINANCIAL PROVISIONS		17
9.1	Clean Room Reservation Fee	17
9.2	Clean Room Use Fee.	17
9.3	BridgeBio-Requested Equipment	17
9.4	Withholding Tax Matters	18
9.5	Audit	18
ARTICLE X INTELLECTUAL PROPERTY		19
10.1	General	19
10.2	License to Catalent	19
10.3	License to BridgeBio	19
10.4	Project Intellectual Property	20
10.5	Patent Filings; Cooperation	20
ARTICLE XI REPRESENTATIONS AND WARRANTIES		20
11.1	BridgeBio and Catalent Mutual Representations and Warranties	20
11.2	Mutual Covenants; No Debarment	21
11.3	Additional Representations, Warranties and Covenants by Catalent	22
11.4	Additional Representations, Warranties and Covenants of BridgeBio	22
11.5	No Other Representations or Warranties	23
11.6	Catalent Indemnity	23
11.7	BridgeBio Indemnity	24
11.8	Indemnification Procedures	24
11.9	Insurance	25
ARTICLE XII TERMINATION AND SURVIVAL		25
12.1	Term and Termination	25
12.2	Effect of Termination	26
ARTICLE XIII DISPUTE RESOLUTION		29
13.1	Disputes	29
13.2	Dispute Resolution	29
13.3	Patent and Trademark Dispute Resolution	30
13.4	Injunctive Relief	30
ARTICLE XIV MISCELLANEOUS		30
14.1	Assignment; Binding Effect	30
14.2	Expenses	30
14.3	Notices	31
14.4	Severability	32
14.5	Entire Agreement	32
14.6	Waiver	32
14.7	Governing Law; Jurisdiction; Venue	32
14.8	Headings	32
14.9	Counterparts	32
14.10	Construction	33
14.11	Interpretation	33
14.12	Relationship of the Parties	33

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Attachments

ADefinitions

BMinimum Annual Threshold and Forecasting

CDedicated Clean Room Suite Floor Plan

DBase Equipment Package

Schedules

2.2Summary of Key Milestones for Dedicated Clean Room Suite

3.1(b)Readiness Determination Check List

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ACTIVE/102139618.4	4823-6896-6320.v1

COLLABORATION AGREEMENT

THIS COLLABORATION AGREEMENT (this “Agreement”), dated as of the 31st day of December, 2019 (the “Effective Date”), is entered into by and among Bridgebio gene therapy, LLC, a limited liability corporation organized and existing under the Laws of Delaware and having a place of business at 421 Kipling Street, Palo Alto, California 94301, (“BridgeBio”) and CATALENT MARYLAND, INC. (formerly Paragon Bioservices, Inc.), a corporation organized and existing under the Laws of Delaware and having a place of business at 801 West Baltimore Street, Suite 302, Baltimore, Maryland 21201 (“Catalent”).  BridgeBio and Catalent are sometimes referred to herein, individually, as a “Party” and, collectively, as the “Parties.”  All capitalized terms used herein, including in the Exhibits and Schedules hereto, shall have the meanings specified in Exhibit A attached hereto or elsewhere in this Agreement, as applicable, unless otherwise specified.

RECITALS

WHEREAS, BridgeBio and its majority- and wholly-owned subsidiaries including ASPA Therapeutics, Inc. (“ASPA”), Adrenas Therapeutics, Inc. (“Adrenas”), and Audition Therapeutics, Inc. (“Audition”) (BridgeBio and its subsidiaries are collectively referred to herein as the “BridgeBio Entities” and each subsidiary is referred to herein as “BridgeBio Entity”) are gene therapy companies that are currently developing Adeno-associated virus (“AAV”)-delivered therapeutics for the treatment of genetic diseases.  BridgeBio (on behalf of itself and the other BridgeBio Entities) is interested in securing clinical and commercial scale manufacturing capacity for the Manufacture of Batches of Bulk Drug Substance of which the BridgeBio Entities or BridgeBio’s designated Strategic Partners may later contract with Catalent for clinical and/or commercial supply (each such Batch of Bulk Drug Substance being a “BridgeBio Product” and collectively the “BridgeBio Products”);

WHEREAS, Catalent has process development, manufacturing, and related services experience and expertise, and operates facilities for the development and manufacturing of biopharmaceuticals, including but not limited to a clinical and commercial scale biomanufacturing facility located at 7555 Harmans Road, Baltimore, Maryland (the “BWI Facility”);

WHEREAS, the Parties wish to enter into a business transaction involving the commitment by Catalent to BridgeBio of dedicated biomanufacturing space and the execution by both Parties of various agreements governing collaboration, development, clinical and/or commercial supply of and with respect to BridgeBio Products (hereinafter the “Proposed Transaction”);

WHEREAS, the Proposed Transaction contemplates that during the Term the BridgeBio Entities and Catalent will enter into manufacturing and supply agreements for clinical and commercial supply manufacturing of one or more BridgeBio Products (each such agreement being referred to herein as the “BridgeBio Manufacturing and Supply Agreement”);

ACTIVE/102139618.4	4823-6896-6320.v1

WHEREAS, on August 22, 2019, ASPA and Catalent entered into an Interim Services Agreement (“ISA”) in order to commence with the reservation, planning, and design of the clean room suite to be dedicated to BridgeBio, initiate the exchange of information regarding the Manufacturing Process of the BridgeBio Products, and order long lead-time equipment (hereinafter the “Transition Services”);

WHEREAS, on November 23, 2019, ASPA and Catalent executed the First Amendment to the Interim Services Agreement to extend the term thereof;

WHEREAS, to consummate the Proposed Transaction, the Parties intend to execute (i) this Agreement, which, among other things, will set forth the terms and conditions of the overall relationship between the Parties and the dedication of [***] at the BWI Facility for BridgeBio for a [***] period during each calendar year for the Term of this Agreement (collectively, the “Dedicated Clean Room Collaboration”), and (ii) one or more BridgeBio Manufacturing and Supply Agreements; and

WHEREAS, this Agreement provides for certain rights, obligations, terms and conditions among the Parties with respect to the Dedicated Clean Room Collaboration.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants, agreements and provisions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties agree as follows:

Article I
Definitive Agreements

1.1General. This Agreement, together with the BridgeBio Manufacturing and Supply Agreement (including the Quality Agreements) and any Additional Manufacturing and Supply Agreements are collectively referred to herein as the “Definitive Agreements” and set forth the material terms related to the roles, allocations of responsibilities, rights, obligations, terms and conditions for each of the Parties’ involvement in the Dedicated Clean Room Collaboration.

1.2BridgeBio Manufacturing and Supply Agreements. During the Term, one or more BridgeBio Entities and Catalent will enter into one or more agreements for development services and clinical supply Manufacture and Delivery of one or more BridgeBio Products under which scopes of work for development services and/or clinical supply for each BridgeBio Products will be issued (each agreement being a “Development Services and Clinical Supply Agreement” and each scope of work being a “Scope of Work”).  Catalent shall enter into Development Services and Clinical Supply Agreements with ASPA, Adrenas and Audition for the development services and/or clinical supply for products relating to the treatment, prevention or diagnosis of Canavan Disease, Congenital Adrenal Hyperplasia, and TMC-1-dependent genetic hearing loss (the “Existing Programs”).  The Parties shall negotiate in good faith on commercially reasonable terms a Development Services and Clinical Supply Agreement for at least one (1) Existing Program within [***] of the Effective Date.  Further, it is anticipated that one or more of the

[***] Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit in accordance with the rules of the Securities and Exchange Commission.

BridgeBio Entities and Catalent will enter into one or more agreements for the commercial supply of each BridgeBio Product for which BridgeBio submits for Regulatory Approval (each a “Commercial Supply Agreement”).  The Development Services and Clinical Supply Agreements and Commercial Supply Agreements are each a BridgeBio Manufacturing and Supply Agreement.  It is the intention of the Parties that each of the BridgeBio Entities and Catalent will enter into a separate BridgeBio Manufacturing and Supply Agreement that is unique to the BridgeBio Products being Developed by that BridgeBio Entity.

1.3Additional Manufacturing and Supply Agreements. In addition to the BridgeBio Manufacturing and Supply Agreement for clinical supply of BridgeBio Products, the Parties anticipate that additional supply agreements may be negotiated in good faith as part of the Dedicated Clean Room Collaboration for BridgeBio’s Strategic Partners (each such agreement being an “Additional Manufacturing and Supply Agreement”).

Article II
Roles and Responsibilities of the Parties

2.1General.  The roles and responsibilities of each Party with respect to activities under the Dedicated Clean Room Collaboration are as provided herein.  The Parties understand and agree that there are significant interdependencies by and between each Party in carrying out their respective responsibilities under this Agreement.  This Article II is intended to give an overview of the respective roles and responsibilities of the Parties and to provide the appropriate context for those roles and responsibilities.

2.2Catalent. Catalent shall, by itself or through subcontractors, be responsible for the following:

(a)Constructing the Dedicated Clean Room Suite and the Associated Infrastructure, each of which is defined below, in a manner that (i) accommodates the use of the BridgeBio Technology for the Manufacture of the BridgeBio Products in compliance with cGMP requirements and the principles in their respective Quality Agreements, and (ii) achieves the timeline attached hereto as Schedule 2.2 or such other date(s) as BridgeBio and Catalent may agree on in writing;

(b)Completing the qualification and other activities related to the Dedicated Clean Room Suite and the BWI Facility (including the installation of all equipment for use in the Dedicated Clean Room Suite);

(c)Ensuring that all equipment used in the Dedicated Clean Room Suite are suitable for the Manufacture of BridgeBio Products in accordance with the related Definitive Agreements;

[***] Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit in accordance with the rules of the Securities and Exchange Commission.

(d)Conducting all of its activities under the Dedicated Clean Room Collaboration in good scientific manner, in compliance with all material respects of this Agreement, all requirements of applicable Laws and Regulatory Acts and any other requirements, and as applicable, of cGMPs;

(e)Remaining in compliance with and maintaining the necessary regulatory filings in accordance with applicable Laws and Regulatory Acts with respect to the BWI Facility and Dedicated Clean Room Suite; and

(f)Using commercially reasonable efforts to achieve the objectives of the Dedicated Clean Room Collaboration efficiently and expeditiously.

2.3BridgeBio. BridgeBio shall, by itself or through subcontractors, be responsible for the following:

(a)Providing reasonable support to Catalent in planning the Dedicated Clean Room Suite in preparation for the Manufacture of the BridgeBio Products;

(b)Using commercially reasonable efforts to achieve the objectives of the Dedicated Clean Room Collaboration efficiently and expeditiously;

(c)Consulting with Catalent in the planning, specification, and procurement of BridgeBio-Requested Equipment to be deployed in the Dedicated Clean Room Suite for the Manufacture of BridgeBio Products;

(d)To the extent within the control of BridgeBio, support the timely transfer of BridgeBio Technology associated with the BridgeBio Products, including but not limited to timely transferring of the Manufacturing Process, batch production records, standard operating procedures, raw materials, and assays and analytical methods, if applicable;

(e)Timely performance of necessary audits and inspections of the Dedicated Clean Room Suite and installed BridgeBio-Requested Equipment to confirm readiness for the Manufacture of the BridgeBio Products; and

(f)Promptly making all required payments set forth in this Agreement, consisting of the following, if applicable: Clean Room Reservation Fee, Clean Room Use Fee, BridgeBio-Requested Equipment Cost, and BridgeBio-Requested Equipment Use Fee.

2.4No Obligation to Perform.  Neither Catalent nor its Affiliates shall be obliged to Manufacture any BridgeBio Product for sale in any countries that are targeted by the comprehensive sanctions, restrictions or embargoes administered by the United Nations, European Union, United Kingdom, or the United States if it is prevented from doing so, or would be required to obtain or apply for special permission to do so, due to any restriction (such as an embargo) imposed on it by any Governmental Authority, including those imposed by the U.S. Department of the Treasury’s Office of Foreign Assets Control.

[***] Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit in accordance with the rules of the Securities and Exchange Commission.

Article III
Dedicated Clean Room Suite; BWI Facility

3.1The Dedicated Clean Room Suite.

(a)As part of the Dedicated Clean Room Collaboration, Catalent shall dedicate clean room space at the BWI Facility, designated as [***] (the “Dedicated Clean Room Suite”), for the purpose of exclusively Manufacturing BridgeBio Products for [***] (each [***] period being a “Dedicated Manufacturing Period”), beginning and ending at the same time each year during the Term of this Agreement. The Parties agree that the Dedicated Manufacturing Period will commence on [***] and conclude on [***].  The commencement and conclusion of the Dedicated Manufacturing Period may be modified based upon the written agreement of the Parties.  The approximate outline of the floor plan and location of the Dedicated Clean Room Suite within the BWI Facility is set forth in Exhibit C attached hereto.  As part of its obligation to perform Manufacturing of BridgeBio Products in the Dedicated Clean Room Suite, Catalent shall provide the necessary supporting cGMP infrastructure required for clean room operations, including QC, warehousing, buffer preparation, master cell bank storage (“Associated Infrastructure”).

(b)The Dedicated Manufacturing Period shall first commence upon the determination by the JSC that the Dedicated Clean Room Suite and Associated Infrastructure have been fully qualified and validated for cGMP Manufacturing of the BridgeBio Products (such determination being a “Readiness Determination.”)  Notwithstanding the forgoing, if the JSC approves the commencement of Manufacturing in the Dedicated Clean Room Suite prior to the Readiness Determination, the start date of the Manufacturing shall be deemed the Readiness Determination.  In the event that BridgeBio desires to exclusively secure the Dedicated Clean Room Suite for an entirety of the remaining Term, it shall provide Catalent with a notice of its intent at least [***] prior to the time it would like to secure the space and the Parties agree to negotiate in good faith the exclusive access of BridgeBio to the Dedicated Clean Room Suite for the remaining term, subject to its availability and any additional term of fees that will be charged to BridgeBio.  The Readiness Determination shall consider cGMP readiness of the Dedicated Clean Room Suite and Associated Infrastructure, as provided for in Schedule 3.1(b), as well as compliance with the applicable regulatory and quality assurance requirements for cGMP Manufacturing. Upon the Readiness Determination, BridgeBio shall start paying [***] use fee (payable as set forth in Section 9.2(a)) for the ongoing operational and maintenance costs associated with the Dedicated Clean Room Suite (as are necessary to maintain cGMP operations), which shall include, but are not limited to, costs associated with maintenance and repairs, equipment calibration and metrology, environmental monitoring, cleaning, solid and liquid waste disposal, warehousing, raw material and product storage, personal protective equipment, shipping and receiving, and utilities (such fee being the “Clean Room Use Fee”).

(c)As part of the Dedicated Clean Room Collaboration and more fully set forth in Exhibit B attached hereto, the Parties have agreed to the following operational provisions for the use of the Dedicated Clean Room Suite during the Term: (i) minimum [***] ordering obligations for the Manufacture of clinical and/or commercial supply of BridgeBio Products in the Dedicated Clean Room Suite following the Readiness Determination, (ii) the establishment of procedures for the initial forecasting and rolling forecasts of the BridgeBio Entities’ ordering of clinical and/or commercial supply Manufacturing of the BridgeBio Products in the Dedicated Clean Room Suite, and (iii) any other services to be performed by Catalent for BridgeBio to which the Parties mutually agree.

[***] Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit in accordance with the rules of the Securities and Exchange Commission.

3.2The BWI Facility.

(a)Catalent shall maintain full and exclusive rights over the operation of the BWI Facility and, as contemplated in this Agreement during the Dedicated Manufacturing Period, shall use the Dedicated Clean Room Suite for the benefit of BridgeBio for the Manufacture of the BridgeBio Products. Except that as provided for in Section 9.2(b), Catalent may use the Dedicated Clean Room Suite or clean rooms within the Dedicated Clean Room Suite for Manufacturing for other Catalent customers during the Dedicated Manufacturing Period solely upon BridgeBio’s prior written approval, provided that Catalent timely returns the Dedicated Clean Room Suite, or clean rooms within the Dedicated Clean Room Suite, such that the compliance with applicable Law or Manufacture of the BridgeBio Products will not be delayed or otherwise adversely affected.

(b)[***] is responsible for all costs associated with the readiness and on-going operation of the BWI Facility (and its systems) and the Dedicated Clean Room Suite.  If BridgeBio makes specific requests regarding the construction, layout, commissioning, qualification and/or validation of the Dedicated Clean Room Suite or the equipment installed in the Dedicated Clean Room Suite that are unique to the Manufacture of BridgeBio Products, Catalent agrees to reasonably consider such requests [***].  If [***] Catalent will implement the requested changes.

Article IV
Steering Committee

4.1Joint Steering Committee.  The Parties have established a Joint Steering Committee (the “Joint Steering Committee,” or “JSC”) comprised of representatives of the Parties.  The JSC has and will continue to oversee and coordinate all aspects of (x) the Dedicated Clean Room Collaboration, and (y) the Definitive Agreements.  The JSC will periodically meet in person, by videoconference or teleconference.  Among the activities for oversight by the JSC are the following:

(a)Review, coordinate and discuss the overall plans for (i) completing and maintaining the Dedicated Clean Room Suite, (ii) the use of the Dedicated Clean Room Suite for the Manufacture of BridgeBio Products, and (iii) forecasting, ordering and delivery of Products;

(b)Review plans and timelines, and any amendments thereto, for the layout and process flows in the Dedicated Clean Room Suite;

(c)Review matters related to potential regulatory approvals of the BWI Facility and any post-regulatory approval commitments for the BWI Facility related to the Manufacture of BridgeBio Products;

(d)Planning and scheduling the Manufacturing of BridgeBio Products in the Dedicated Clean Room Suite on a quarterly and annual basis;

[***] Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit in accordance with the rules of the Securities and Exchange Commission.

(e)Review Catalent’s risk assessments relating to operations, employees, technology, suppliers, inventory policy, emergency plans related to the Dedicated Clean Room Suite;

(f)Undertake annually, if not more frequently, review the BridgeBio Product Manufacturing costs and Procurement Costs and develop and implement plans to reduce the BridgeBio Product Manufacturing costs and Procurement Costs and, if such cost reductions or savings are actually realized, establish a process for the sharing of such cost reductions and savings;

(g)Review the BridgeBio Entities’ proposed product pipeline and any potential Strategic Partners under consideration, and discuss potential conflicts with Catalent’s then-existing obligations to Third Parties;

(h)Undertake such other matters as expressly indicated by this Agreement; and

(i)Undertake such other matters as may be mutually agreed in writing by the Parties.

The JSC shall not have the power to take any action to interpret, amend or modify the Definitive Agreements, or waive compliance therewith.  The Parties acknowledge and agree to establish sub-committees of the JSC and/or additional operational committees, as appropriate and as mutually agreed upon, that may be delegated or otherwise assigned the governance or operational responsibilities set forth above and that are more narrowly focused on issues relating to a particular BridgeBio Products or group of BridgeBio Products, such as a joint manufacturing committee.

4.2Decision-Making.

(a)The decisions of the JSC with respect to matters subject to its decision-making authority shall be made as set forth in this Section 4.2 and shall be final.  Subject to and after giving effect to the provisions of Section 4.2(b), all decisions of the JSC will be made by unanimous vote or written consent, with BridgeBio and Catalent each having, collectively among its respective members, one (1) vote in all decisions, such decision to be documented in the meeting minutes.  The JSC shall use commercially reasonable efforts to resolve the matters within its roles and functions or otherwise referred to it with due regard to the Dedicated Clean Room Collaboration and Definitive Agreements.  If the JSC cannot reach consensus on a matter within [***] (or such longer period of time as mutually agreed by the Parties) after such matter has been presented to the JSC, then such matter shall be handled in the following manner.  Any disputed matter that cannot be resolved by the JSC shall be first referred to the executive officers designated by each Party.  Such executive officers shall use commercially reasonable efforts to reach mutually acceptable resolutions on all such disputed matters.  If such executive officers are unable to resolve any disputed matter within [***] (or such longer period of time as mutually agreed by the Parties) after the dispute is first referred to them, the matter shall be resolved as provided in Section 4.2(b).

[***] Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit in accordance with the rules of the Securities and Exchange Commission.

(b)If any matter within the decision-making authority of the JSC remains unresolved following attempted resolution under Section 4.2(a), the following shall apply:

(i)Subject to and after giving effect to the provisions of Section 4.2(b)(iv), if the dispute relates to clinical, commercial supply or regulatory matters regarding any BridgeBio Product, BridgeBio shall have final decision-making authority with respect to such matters.  In the event any such matter requires an immediate or prompt decision and the JSC is not able to reach agreement, BridgeBio, by written notice to Catalent, may inform it of the need to accelerate a decision on that matter and that it is electing to exercise its decision-making authority on a shortened time frame than that set forth in Section 4.2(a).

(ii)Subject to and after giving effect to the provisions of Section 4.2(b)(iv), if the dispute relates to construction, commission, qualification and validation of the BWI Facility and the Dedicated Clean Room Suite, Catalent shall have final decision-making authority with respect to such matters, provided that Catalent’s final decision-making authority does not include the Readiness Determination.  In the event any such matter requires an immediate or prompt decision and the JSC is not able to reach agreement, Catalent, by written notice to BridgeBio, may inform it of the need to accelerate a decision on that matter and that it is electing to exercise its decision-making authority on a shortened time frame than that set forth in Section 4.2(a).

(iii)Subject to and after giving effect to the provisions of Section 4.2(b)(i), (ii) and (iv), any remaining unresolved dispute regarding a matter within the decision-making authority of the JSC shall be resolved in accordance with Article XIII, and none of the Parties shall have any final decision-making authority with respect to such dispute.

(iv)Notwithstanding the foregoing provisions of this Section 4.2(b): (A) either Party’s exercise of a right to finally resolve a dispute hereunder shall not excuse the other Party from any of its obligations specifically enumerated under the Definitive Agreements; and (B) neither Party shall exercise such a right in a manner that violates any rights or obligations specifically addressed in any Definitive Agreements.  In addition, in resolving a dispute hereunder each Party shall act in good faith.

4.3Periodic Status Updates.  Each Party shall provide the JSC with reports detailing the activities it conducts under the Dedicated Clean Room Collaboration on a periodic basis to be reviewed and, if appropriate, acted upon by the JSC.  Such reports shall be provided at least five (5) Business Days prior to the JSC meeting at which the report is scheduled to be discussed.

[***] Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit in accordance with the rules of the Securities and Exchange Commission.

Article V
Regulatory Matters

5.1Ownership of Regulatory Materials.  Any and all Regulatory Materials, including Regulatory Approvals, arising under the Dedicated Clean Room Collaboration in respect to BridgeBio Products and the Manufacture thereof, including labeling and packaging and any Drug Master Files and Chemistry, Manufacturing and Control (“CMC”) (or equivalent) sections of any such Regulatory Materials shall be in the name of the applicable BridgeBio Entity, and such BridgeBio Entity shall own all right, title and interest in and to all such Regulatory Materials; provided, however, that Regulatory Materials, including Regulatory Approvals, solely relating to establishment license approvals for the BWI Facility and the Dedicated Clean Room Suite shall be in the name of Catalent, and Catalent shall own all right, title and interest in and to only such Regulatory Materials, subject to and after giving effect to the BridgeBio Entity’s right to use such establishment license approvals in connection with its Development, Manufacturing and Commercialization activities for the Manufacture of BridgeBio Product.

5.2Regulatory Filings and Regulatory Approvals.

(a)BridgeBio General Responsibilities.  The applicable BridgeBio Entity shall be solely responsible for the preparation of all Regulatory Materials owned by such BridgeBio Entity, and all costs related thereto, including as may be necessary or desirable for obtaining and maintaining Regulatory Approvals owned by such BridgeBio Entity.  BridgeBio and other BridgeBio Entities shall not identify Catalent in any Regulatory Materials without Catalent’s prior written consent. Such consent shall not be unreasonably withheld, conditioned, or delayed.

(b)Manufacturing Approvals and BWI Facility Related Sections.  Catalent shall be responsible for the preparation of all Regulatory Materials solely relating to establishment license approvals for the BWI Facility and the Dedicated Clean Room Suite for the Manufacture of BridgeBio Products under the Dedicated Clean Room Collaboration and Definitive Agreements.  Catalent also shall prepare and provide to the BridgeBio Entities the Regulatory Materials relating to such establishment license approvals in a timely manner in order for the BridgeBio Entities to comment and agree on and to use in compiling, supporting and maintaining each BridgeBio Entity’s regulatory filings for its BridgeBio Products.  Catalent shall provide such Regulatory Materials with the content and in the format required by a Regulatory Authorities as well as such content and format requested by the BridgeBio Entities.  Without limiting the foregoing and as provided for in a Scope of Work under a BridgeBio Manufacturing and Supply Agreement, Catalent will provide BridgeBio with available data and documentation necessary to support a BridgeBio Entity’s submission to any Regulatory Authority, and provide responses to questions raised by a Regulatory Authority with respect to Manufacturing BridgeBio Products that are necessary for Regulatory Approval of the BWI Facility as a clinical or commercial supply manufacturing (as applicable under the respective BridgeBio Manufacturing and Supply Agreement), testing, and packaging site for the applicable BridgeBio Products.  To the extent that a Regulatory Approval of a BridgeBio Entity’s Products in jurisdictions other than the U.S. or EU impose additional requirements on Catalent, Catalent agrees to comply with such requirements, at such BridgeBio Entity’s cost and expense, provided that compliance with the additional requirements does not materially disrupt Catalent’s operation of the BWI Facility.

[***] Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit in accordance with the rules of the Securities and Exchange Commission.

5.3Communications.  The BridgeBio Entities shall be primarily responsible for communicating with any Regulatory Authority having jurisdiction anywhere in the world regarding BridgeBio Products under the Dedicated Clean Room Collaboration; provided, that BridgeBio shall keep the JSC reasonably and timely informed of all such relevant communications regarding such BridgeBio Product or their components; and Catalent shall, at no cost to the BridgeBio Entity, where requested by the BridgeBio Entity to do so, assist the BridgeBio Entity in communications as they pertain to the Manufacture of BridgeBio Product, including but not limited to provision of documentation and other evidence, preparation for and participation in any inspection and conduct of any other activities necessary to facilitate the communications between the BridgeBio Entity and the Regulatory Authority.  Catalent shall be responsible for communicating with any Regulatory Authority having jurisdiction over the BWI Facility used in the Manufacture of BridgeBio Product under the Dedicated Clean Room Collaboration; provided, that Catalent shall, as promptly as practicable but in no event later than the time frames agreed on in the Quality Agreement, notify the applicable BridgeBio Entity in the event that Catalent communicates, or intends to communicate, either on its own initiative in accordance with this Agreement or as a result of such a Regulatory Authority initiating contact with Catalent that may affect or involve operations associated with the Manufacture of a BridgeBio Product, and promptly provide the BridgeBio Entity with a copy of all such communications.

5.4Reserved.

5.5Regulatory Authority Communications Received.

(a)General.  Catalent shall inform the applicable BridgeBio Entity as promptly as practicable but in no event later than within the time frames agreed in the Quality Agreement of notification of any action by, or notification or other information which it receives (directly or indirectly) from, any Regulatory Authority with respect to a BridgeBio Product or the BWI Facility which: (i) raises any material concerns regarding the safety or efficacy of a BridgeBio Product; (ii) relates to expedited and periodic reports of adverse events with respect to a BridgeBio Product; (iii) are Regulatory Warning Notices; and/or (iv) which may have an adverse impact on Regulatory Approval, Development, Manufacturing or Commercialization of a BridgeBio Product.

(b)Cooperation.  The Parties shall reasonably cooperate with and assist each other in complying with regulatory obligations, including by each Party providing to the Parties such information and documentation which is in such Party’s possession as may be reasonably necessary for a Party to prepare a response to an inquiry from a Regulatory Authority with respect to BridgeBio Products or the BWI Facility under the Dedicated Clean Room Collaboration.

(c)Disclosures. In addition to its obligations under this Agreement, Catalent shall promptly disclose to the applicable BridgeBio Entities the following regulatory information: all material notices or demands received from Regulatory Authorities in connection with a BridgeBio Product or the BWI Facility under the Dedicated Clean Room Collaboration, including any notice, audit notice, notice of initiation by Regulatory Authorities of investigations, inspections, detentions, seizures or injunctions, a notice of violation letter (i.e., an untitled letter), warning letter, service of process or other inquiry, including that which may affect the overall compliance status of any party participating in the Manufacturing of a BridgeBio Product under the Dedicated Clean Room Collaboration.

[***] Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit in accordance with the rules of the Securities and Exchange Commission.

5.6Environmental Audit of BWI Facility.

Catalent agrees that BridgeBio (the “Auditing Party”) shall have the right upon reasonable notice and during normal business hours, at the Auditing Party’s expense, once every year during the Term of this Agreement to conduct, or to nominate a Third Party (subject to the execution of confidentiality and indemnity agreements reasonably acceptable to Catalent and the Auditing Party) to conduct on the Auditing Party’s behalf, an environmental audit of Catalent’s operations at the BWI Facility under this Agreement to monitor Catalent’s compliance with applicable environmental Laws and Regulatory Acts, and with applicable environmental health safety guidelines; provided, however, the Auditing Party or any such Third Party may not perform any invasive testing of the BWI Facility without Catalent’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed, and the Auditing Party or any such Third Party will provide Catalent the opportunity to accompany Auditing Party or any such Third Party in the event of any such invasive testing of the BWI Facility.

Article VI
Limitations and Certain Rights

6.1Limitations.

(a)No Unauthorized Use.  Each Party covenants that it will not use or practice any Patents, Know-How or Confidential Information licensed, sublicensed, disclosed or otherwise made available to it under the Definitive Agreements except for the purposes expressly permitted in an applicable license grant to such Party that is explicitly set forth in the Definitive Agreements.  Except as explicitly set forth in the Definitive Agreements, no Party grants any license, express or implied, under any Patents, Know-How, Regulatory Materials, Confidential Information or any other intellectual property rights, whether by implication, estoppel or otherwise.

(b)Limited Access.  Catalent hereby covenants to and agrees with BridgeBio that it and its Affiliates shall limit access to the materials, processes, methods and Confidential Information utilized in the Manufacturing of BridgeBio Products to such employees of Catalent or its Affiliates on a need to know/access basis, where each such employees are bound by confidentiality and intellectual property provisions at least as protective of BridgeBio Entities or Strategic Partners as those set forth in this Agreement.

6.2Continuity of Operations.

(a)Through the Term, Catalent shall keep up to date a clearly organized, written record of all standard operating procedures and other Know-How utilized by or on behalf of Catalent to fulfill its obligations and perform under the Definitive Agreements, including: (i) as it relates to the operation and maintenance of the BWI Facility in connection with Manufacturing BridgeBio Products under the Dedicated Clean Room Collaboration; and (ii) the utilization (or not) of any BridgeBio Technology (including, for example, the Know-How of any Third-Party (such as a redundant contract development and manufacturing organization)) made available to Catalent by or on behalf of BridgeBio.

[***] Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit in accordance with the rules of the Securities and Exchange Commission.

(b)For the sole purpose of the Dedicated Clean Room Collaboration, Catalent hereby grants to the BridgeBio Entities a non-exclusive, fully paid up, perpetual, irrevocable right and license to use for the Licensed Purpose (i) standard operating procedures, other Know-How and Confidential Information of Catalent, as well as (ii) the Regulatory Materials and Regulatory Approvals (together with a right of reference in all such approvals and materials) in the name of, owned by or otherwise held by or behalf of Catalent or its Affiliates relating to the BWI Facility’s establishment license and other licenses for the maintenance and operation of the BWI Facility (the “Licensed Subject Matter”).  The BridgeBio Entities agree not to use such license for any purpose other than verifying the completeness of the licensed subject matter, unless and until this Agreement is terminated due to material breach by Catalent under any Definitive Agreement or bankruptcy of Catalent in which case the BridgeBio Entities may use such license for the purposes of Development, Manufacture, and Commercializing of a BridgeBio Product that was the subject of a BridgeBio Manufacturing and Supply Agreement or an Additional Supply Agreement.

Article VII
Force Majeure

7.1Force Majeure Events.  No Party shall be in default under this Agreement because of any failure to perform if the failure arises from causes beyond the control and without the fault or negligence of such Party (“Force Majeure Event”), unless:

(a)The supplies, services or other subject matter impacted by the Force Majeure Event were obtainable from other sources; and

(b)The Party experiencing a Force Majeure Event preventing it from performing its obligations or duties under this Agreement failed to obtain such supplies, services or other subject matter therefrom.

7.2Examples.  Examples of these Force Majeure Events are: (1) acts of God or of the public enemy, (2) acts of any Governmental Authority in either its sovereign or contractual capacity, (3) fires, (4) floods, (5) epidemics, (6) quarantine restrictions, (7) strikes (exclusive of labor disputes), (8) freight embargoes, and (9) unusually severe weather.  A Force Majeure Event does not include (i) a party’s financial inability to perform, or general business or economic conditions affecting the industry as a whole, or (ii) an act, omission or circumstance arising from the negligence or willful misconduct of the party claiming that a Force Majeure event has occurred.

7.3Process.

(a)The Party experiencing a Force Majeure Event preventing it from performing its obligations or duties under this Agreement shall promptly notify the other Party of the occurrence and particulars of such Force Majeure Event and shall provide the other Party, from time to time, with its best estimate of the duration of such Force Majeure Event and with notice of the resolution or cessation thereof.  The Party so affected shall use commercially reasonable efforts to avoid or promptly remove such causes of nonperformance.

[***] Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit in accordance with the rules of the Securities and Exchange Commission.

(b)Upon resolution or cessation of the Force Majeure Event, the affected Party shall promptly notify the other Party thereof, and performance of any suspended obligation or duty under this Agreement shall promptly recommence.

(c)This Article VII will not operate to excuse payment by either Party of any amounts due to another Party under this Agreement

Article VIII
Confidentiality

8.1Sharing of Confidential Information.  The BridgeBio Entities may from time to time share and exchange Confidential Information with Catalent and Catalent may share Confidential Information from any one of the BridgeBio Entities with any of the other BridgeBio Entities and/or BridgeBio Pharma, Inc. (the parent entity of BridgeBio).

8.2Confidential Disclosure Agreement.  Catalent and each of ASPA and Adrenas entered into GMP Manufacturing Services Agreements (each a “GMP Agreement”) with an effective date of [***].  The confidentiality obligations set forth in the GMP Agreements remain in full force and effect and, in the event of a conflict between the confidentiality obligations provided in the GMP Agreements and this Agreement, the terms in this Agreement will control solely with respect to the Dedicated Clean Room Collaboration.

8.3Confidential Information.  As used in this Agreement and the other Definitive Agreements, the term “Confidential Information” means the following:

(a)all information furnished by or on behalf of a disclosing party, its Affiliates or any of its or their respective Representatives (the “Disclosing Party”), to the other Party, its Affiliates or any of its or their respective Representatives (the “Receiving Party”), whether furnished before, on or after the Effective Date and furnished in any form, including written, verbal, visual, electronic or in any other media or manner and information acquired by observation or otherwise during any site visit at the other Party’s facility.  Confidential Information includes all proprietary technologies, know-how, trade secrets, discoveries, inventions and any other intellectual property (whether or not patented), analyses, compilations, business or technical information and other materials prepared by either Party, their respective Affiliates, or any of its or their respective Representatives, containing or based in whole or in part on any information furnished by the Disclosing Party, its Affiliates or any of its or their respective Representatives; and

(b)any information concerning this Agreement or the other Definitive Agreements; and

[***] Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit in accordance with the rules of the Securities and Exchange Commission.

(c)includes but is not limited to that which relates to business plans, strategic plans or business methods that derive economic value from not being generally known to other persons or easily ascertainable by other persons, business policies, research, product plans, BridgeBio Products or components thereof, product pricing or product strategy, services, service pricing or service strategy, manufacturing information, actual or proposed alliance partners, actual or proposed vendors, vendor offerings and pricing, actual or proposed customers, customer usage and customer purchasing potential, employee and consulting relationship information, actual or proposed markets, sales and marketing materials, plans and methods, specifications, shop-practices, software, developments, inventions (whether or not patented), product names or marks, trade secrets, technologies, discoveries, and any other intellectual property (whether or not registered), processes, designs, drawings, engineering, hardware configuration information or finance, accounting or financial plans and forecasts, compilations, formulas, devices, methods, prototypes, techniques, procedures, protocols, programs, records, and databases.

8.4Exceptions to Confidential Information.  Confidential Information shall not include any information or materials to the extent the Receiving Party can reasonably demonstrate through its contemporaneous written records that such information or materials are or have been:

(a)part of public domain at the time of its creation or receipt by the Receiving Party or which thereafter becomes part of the public domain other than as a result of a breach of this Agreement or the obligations of confidentiality under this Agreement; or

(b)is approved in writing by the Disclosing Party for release; or

(c)independently developed by the Receiving Party or its Affiliates or Representatives without use of or reference to the Confidential Information of the Disclosing Party; or

(d)received from a Third Party who, to the knowledge of the Receiving Party, is not under any obligation of confidentiality towards the Disclosing Party with respect to such information.

The Receiving Party has the burden of proving any of the above exceptions.  The Disclosing Party has the right to inspect the Receiving Party’s documentary evidence upon which the Receiving Party bases its claim that Confidential Information is within any of the above exceptions.

8.5Confidentiality Obligations.  Each Party shall keep all Confidential Information received from or on behalf of another Party with the same degree of care with which it maintains the confidentiality of its own Confidential Information, but in all cases no less than a reasonable degree of care.  Each Party, in their position as a Receiving Party hereunder, shall, during the Term and for [***] thereafter:

(a)not use the Disclosing Party’s Confidential Information other than as strictly necessary to exercise its rights and perform its obligations under this Agreement; and

[***] Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit in accordance with the rules of the Securities and Exchange Commission.

(b)maintain the Disclosing Party’s Confidential Information in strict confidence and, subject to Section 8.6, not disclose the Disclosing Party’s Confidential Information to any Person without the Disclosing Party’s prior written consent, provided, however, the Receiving Party may disclose the Confidential Information to its Representatives who:

(i)have a need to know the Confidential Information for purposes of the Receiving Party’s performance, or exercise of its rights concerning the Confidential Information, under this Agreement, it being understood that, except as provided for in Section 8.6, in no event shall Catalent share any Confidential Information of BridgeBio with other customers of Catalent (excluding BridgeBio Entities) or use such information for the benefit of other customers of Catalent (excluding BridgeBio Entities);

(ii)have been apprised of this restriction; and

(iii)are themselves bound by written nondisclosure agreements or ethical obligations of confidentiality at least as restrictive as those set forth in this Section 8.5, provided further that the Receiving Party shall be responsible for ensuring its Representatives’ compliance with, and shall be liable for any breach by its Representatives of the confidentiality and non-disclosure obligations set forth herein.

8.6Permitted Disclosure and Use.  Notwithstanding Section 8.5, a Party may disclose Confidential Information belonging to another Party if and only to the extent such disclosure is reasonably necessary to:

(a)comply with applicable Laws, Regulatory Acts, rules, regulations, government requirements or court orders, provided that the Receiving Party shall promptly notify the Disclosing Party of its notice of any such requirements, and provide the Disclosing Party a reasonable opportunity to seek a protective order or other appropriate remedy or waive its rights under this Article VIII; and disclose only the portion of Confidential Information that it is legally required to furnish;

(b)secure any Regulatory Approvals for the BridgeBio Products, provided that the Disclosing Party will take all reasonable steps to limit disclosure of the Confidential Information outside such Regulatory Authority and to otherwise maintain the confidentiality of the Confidential Information; or

(c)solely with respect to Confidential Information consisting of this Agreement and, if executed, the other Definitive Agreements and the financial aspects of such agreements, for the presentation of or reporting to (i) financial agencies or institutions, (ii) actual or potential investors or brokers, or (iii) potential Third Party acquirors (including their respective officers, directors, employees and representatives) of all or substantially all of the relevant Party’s assets or lines of business; and maintaining compliance with the Definitive Agreements executed in connection with this Section 8.6(c)(i), (ii) and (iii); provided that any such disclosure is provided pursuant to a confidentiality agreement containing similar or more restrictive terms than in this Agreement.

[***] Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit in accordance with the rules of the Securities and Exchange Commission.

8.7Notification.  A Receiving Party shall notify a Disclosing Party promptly upon discovery of any unauthorized use or disclosure of a Disclosing Party’s Confidential Information and will cooperate with a Disclosing Party in any reasonably requested fashion to assist a Disclosing Party to regain possession of such Confidential Information and to prevent its further unauthorized use or disclosure.

8.8Publicity.  The Parties agree that any public announcement of the execution of this Agreement will be in the form of a mutual press release to be agreed upon by the Parties.  Except as otherwise provided in this Section 8.8, each Party shall maintain the confidentiality of all provisions of this Agreement, and without the prior written consent of the other Party, which consent shall not be unreasonably withheld, no Party nor its respective Affiliates shall make any press release or other public announcement of the provisions of this Agreement to any Third Party, except for:  (i) disclosures required by stock exchange regulation or any listing agreement with a national securities exchange, in which case a Disclosing Party shall provide the other Parties with at least [***] notice unless otherwise not practicable, but in any event no later than the time a disclosure required by such stock exchange regulation or listing agreement is made; and (ii) disclosures as may be required by applicable Laws and Regulatory Acts, including but not limited to those required by the Securities Exchange Commission and the FDA, in which case a Disclosing Party shall provide the other Parties with prompt advance notice of such disclosure and cooperate with the other Party to seek a protective order or other appropriate remedy, including a request for confidential treatment in the case of a filing with the Securities and Exchange Commission.  A Party may publicly disclose without regard to the preceding requirements of this Section 8.8 any information that was previously publicly disclosed pursuant to this Section 8.8.

8.9Use of Names.  Except as otherwise set forth in this Agreement, no Party shall use the name of another Party in relation to the Dedicated Clean Room Collaboration in any public announcement, press release or other public document without the written consent of such other Party.

8.10Defend Trade Secrets Act Notice.  The Receiving Party acknowledges, and shall inform its Representatives of, the following notice required by the Defend Trade Secrets Act: An individual will not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that is made in confidence to a federal, state, or local government official or to an attorney solely for the purpose of reporting or investigating a suspected violation of law.  Similarly, an individual will not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.  An individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the trade secret to that individual’s attorney and use the trade secret information in the court proceeding, if the individual files any document containing the trade secret under seal; and does not disclose the trade secret, except pursuant to court order.

8.11Survival.  The obligations and prohibitions contained in this Article VIII as they apply to Confidential Information shall survive the expiration or termination of this Agreement for a [***].

[***] Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit in accordance with the rules of the Securities and Exchange Commission.

Article IX
Financial Provisions

9.1Clean Room Reservation Fee.  BridgeBio shall pay Catalent a Clean Room Reservation Fee of [***] for the Dedicated Clean Room Suite according to the terms herein as follows: (i) [***] which has already been paid to Catalent pursuant to the ISA, (ii) [***] shall be paid within [***] from the Effective Date of this Agreement, (iii) [***] shall be paid within [***] following the date of the [***], and (iv) [***] shall be paid within [***] following the date of the [***].

9.2Clean Room Use Fee.

(a)As set forth in Article III, upon the start of the first BMP following the Readiness Determination and during the Dedicated Clean Room Period (defined below), BridgeBio shall pay to Catalent an annual Clean Room Use Fee equal to [***], payable in advance with [***] payable prior to the [***] and [***] payable prior to the [***], and prorated for the first year and the last year based on the date of the Readiness Determination.  If an extension to the Dedicated Clean Room Period is exercised by BridgeBio, the Clean Room Use Fee shall be subject to reasonable adjustments by Catalent during the Extended Dedicated Clean Room Period.  Payments of the Clean Room Use Fee shall be made within [***] upon receipt of an invoice from Catalent (the “Clean Room Use Fee Invoice”).

(b)If the Dedicated Clean Room Suite is not being fully utilized for the Manufacture of BridgeBio Products based on the BridgeBio Entities’ binding forecasts of its supply needs during a Dedicated Manufacturing Period, Catalent may use the Dedicated Clean Room Suite or rooms within the Dedicated Clean Room Suite for Manufacturing on behalf of other Catalent customers by providing notice to BridgeBio at least [***] prior to the date of its intended use (a “Catalent Use Request”) and such Catalent Use Notice shall describe the schedule during which the room will be used and the nature of the Manufacturing activities that will be performed, subject to any confidentiality requirements between Catalent and its customers.  As provided for in Exhibit B, Catalent shall provide a credit to BridgeBio against the Clean Room Use Fee on a proportional basis for each month of use of the suite or the clean rooms therein by Catalent for other Catalent customers (the “Catalent Use Credit”).

9.3BridgeBio-Requested Equipment.  If BridgeBio has equipment needs beyond the Base Equipment Package that have been discussed and approved by the JSC or otherwise authorized in a writing duly executed by an officer of BridgeBio, Catalent will procure such equipment in consultation with BridgeBio (the “BridgeBio-Requested Equipment”) and BridgeBio will pay (i) the actual procurement cost of the BridgeBio-Requested Equipment (the “BridgeBio-Requested Equipment Cost”), (ii) as approved by the JSC, a reimbursement to Catalent of up to [***] of the BridgeBio-Requested Equipment Cost for Catalent’s internal and external costs for installing, commissioning, qualifying, and validating the BridgeBio-Requested Equipment, and (iii) an annual equipment use fee to cover the maintenance, metrology/calibration, storage, and any other costs associated with the BridgeBio-Requested Equipment (the “BridgeBio-Requested Equipment Use Fee”).  Upon receipt of an invoice from Catalent for the procurement

[***] Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit in accordance with the rules of the Securities and Exchange Commission.

of the BridgeBio-Requested Equipment Cost, along with supporting documentation from the equipment vendor, BridgeBio shall pay to Catalent the invoiced amount within [***] of receipt.  [***] shall own all right, title, and interest in and to any and all such BridgeBio-Requested Equipment and such equipment shall be used in the performance of Development and Manufacturing services solely for [***] unless otherwise mutually agreed by the Parties.  [***] shall be responsible for the use, maintenance, repair and storage of the BridgeBio-Requested Equipment; [***] shall be responsible for the cost of the maintenance, and repair of the BridgeBio-Requested Equipment which shall be included in the BridgeBio-Requested Equipment Use Fee.  BridgeBio shall be consulted for all non-routine maintenance and repairs involving BridgeBio-Requested Equipment.  In addition to the BridgeBio-Requested Equipment Cost and at BridgeBio’s cost, Catalent will procure and maintain spare parts and equipment necessary to ensure the BridgeBio-Requested Equipment is fully operational during the Term of the Agreement.  Furthermore, Catalent shall maintain the BridgeBio-Requested Equipment in a validated state during the Term of this Agreement.  If at any time during a calendar year, Catalent uses the BridgeBio-Requested Equipment for other Catalent customers, Catalent shall [***]. However, notwithstanding the foregoing, any costs for non-routine maintenance or repairs which are the result of Catalent’s use of such equipment for other Catalent customers shall not be charged to BridgeBio.  Disposition of BridgeBio-Requested Equipment upon expiration or termination of this Agreement shall be pursuant to Section 12.2.  [***] may request to purchase from [***] any BridgeBio-Requested Equipment and terms of sale will be as mutually agreed to in writing by the Parties.

9.4Withholding Tax Matters.  Only if applicable during the Term, a Party making a payment to another Party under the Dedicated Clean Room Collaboration will have the right to withhold taxes in the event that authorities in any country requires tax withholding on amounts paid hereunder to such other Party.  Any such withheld taxes shall be paid by such paying Party to the proper taxing authority on behalf of such other Party.  The paying Party will secure and send to such other Party proof evidencing payment of such taxes withheld and paid by the paying Party for the benefit of such other Party.  The paying Party will, upon request of the other Party, assist that Party in claiming exemption from (or reduction in the amount of) such deductions or withholdings under any applicable income tax treaty by providing such documentation as may be reasonably required by such other Party to claim such exemption.

9.5Audit.  During the Term of this Agreement and for a period of [***] after its termination, expiration or cancellation, but no more than once each [***] and only once within the [***] period after termination, expiration or cancellation, BridgeBio shall, upon [***] prior written notice, have the right to have an independent Third Party auditor, mutually acceptable to both Parties, examine the relevant books and records of Catalent for the previous [***] to confirm the costs related to (i) Procurement Costs, (ii) BridgeBio-Requested Equipment, (iii) the BridgeBio-Requested Equipment Use Fees, and (iv) CRUF Credits were made in accordance with and consistent with the requirements of this Agreement.  Any such auditor shall be subject to confidentiality obligations no less stringent than those contained in this Agreement, and Catalent shall not be obligated to disclose its Confidential Information to the auditor except to the extent such disclosure is necessary to verify the accuracy of costs described above.  The audits shall be

[***] Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit in accordance with the rules of the Securities and Exchange Commission.

conducted during reasonable business hours and a copy of any such audit report shall be provided to Catalent at the same time it is provided to BridgeBio.  The cost of all audits conducted pursuant to this Section 9.4 shall be borne [***] unless the auditors find an overcharge by Catalent for such fees in an amount equal to the greater of (x) [***] and (y) [***] charged by Catalent for such items, in which case [***] of the audit shall be borne [***].

Article X
Intellectual Property

10.1General. As part of the Dedicated Clean Room Collaboration, this Article X provides the general terms regarding Intellectual Property and attendant rights of the Parties thereto.  The BridgeBio Manufacturing and Supply Agreement will also have terms and conditions pertaining to the parties’ rights and responsibilities as to Intellectual Property.  In the event of a conflict between the terms and conditions in this Agreement as to Intellectual Property associated with a BridgeBio Product and the terms and conditions in the BridgeBio Manufacturing and Supply Agreement, the conflicting terms and conditions in the applicable BridgeBio Manufacturing and Supply Agreement shall control.  In the event of a conflict between the terms and conditions in this Agreement as to Intellectual Property associated with the Dedicated Clean Room Suite and the terms and conditions in the BridgeBio Manufacturing and Supply Agreement, the conflicting terms and conditions in this Agreement shall control.

10.2License to Catalent.  BridgeBio retains all right, title, and interest in and to any BridgeBio Intellectual Property.  During the Term, BridgeBio hereby grants to Catalent a fully paid, non-exclusive license under any and all BridgeBio Intellectual Property and BridgeBio Arising IP that is necessary for the sole and limited purpose of Catalent’s performance of its obligations under this Agreement (limited to BridgeBio Products), including, without limitation, the Dedicated Clean Room Collaboration.

10.3License to BridgeBio.  Except as expressly set forth herein, Catalent retains all right, title, and interest in and to any Catalent Intellectual Property.  Any Intellectual Property arising under the Dedicated Clean Room Collaboration that relates generally to the Development or Manufacture of substances or drug products, including any process, protocol, technology, Know-How or the like that applies generally to the conduct by Catalent of laboratory and manufacturing operations and activities, except to the extent any of the same constitutes BridgeBio Intellectual Property or BridgeBio Arising IP, or incorporates or utilizes BridgeBio Confidential Information, BridgeBio Arising IP, BridgeBio Intellectual Property, BridgeBio’s proprietary materials, or are directly related to the BridgeBio Product and/or directly related to those aspects of the Manufacturing Process that are specific to the BridgeBio Product, shall be “Catalent Arising IP,” and Catalent shall own all right, title and interest therein.  Catalent hereby grants to BridgeBio [***]

[***] Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit in accordance with the rules of the Securities and Exchange Commission.

10.4Project Intellectual Property.  All Intellectual Property created or developed by (i) BridgeBio or (ii) solely or jointly by or on behalf of Catalent in the course of participating in the Dedicated Clean Room Collaboration that incorporates or utilizes BridgeBio Confidential Information, BridgeBio’s proprietary materials, or BridgeBio Intellectual Property or are directly related to a BridgeBio Product and/or directly related to those aspects of the Manufacturing Process that are specific to a BridgeBio Product or are an express deliverable to BridgeBio, shall be “BridgeBio Arising IP” and the exclusive property of BridgeBio. As such BridgeBio Arising IP is created or developed, Catalent shall provide written notice to BridgeBio of any such BridgeBio Arising IP and is recognized as such by Catalent, as soon as possible but no later than [***] after conception or observation of the same by Catalent. Catalent hereby assigns to BridgeBio all right, title, and interest in and to all such BridgeBio Arising IP, free and clear of all liens, claims, and encumbrances, and shall take any actions, including but not limited to the execution of documents, reasonably requested by BridgeBio and at BridgeBio’s expense, to effect the purposes of the foregoing. Notwithstanding the foregoing, for clarity, to the extent Intellectual Property is created or developed under another Definitive Agreement, the terms and conditions of such Definitive Agreement shall control.

10.5Patent Filings; Cooperation.  The Parties agree to reasonably cooperate in the preparation, filing, prosecution and maintenance of all Patents disclosing or claiming the BridgeBio Arising IP or the Catalent Arising IP (collectively, the “Arising IP Patents”), including obtaining and executing necessary powers of attorney and assignments by the named inventors, providing relevant technical reports to the filing Party concerning Inventions disclosed in such Arising IP Patents, obtaining execution of such other documents which are needed in the filing and prosecution of such Arising IP Patents.  The Parties shall cooperate reasonably in the prosecution of all Arising IP Patents.

Article XI
Representations and Warranties

11.1BridgeBio and Catalent Mutual Representations and Warranties.  BridgeBio and Catalent each hereby represent, warrant and covenant to one another as follows, as of the Effective Date:

(a)Corporate/Company Existence and Power.  It is a company or corporation duly organized, validly existing, and in good standing under the Laws of the jurisdiction in which it is incorporated, and has full company or corporate power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as contemplated in this Agreement, including the right to grant the licenses granted by it hereunder (except as provided in Section 11.1(d)).

(b)Authority and Binding Agreement.

(i)It has the company or corporate power and authority and the legal right to enter into this Agreement and perform its obligations hereunder,

[***] Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit in accordance with the rules of the Securities and Exchange Commission.

(ii)It has taken all necessary company or corporate action on its part required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder, and

(iii)This Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, and binding obligation of such Party that is enforceable against it in accordance with its terms, except as enforcement may be affected by bankruptcy, insolvency or other similar Laws and by general principles of equity.

(c)No Conflicts.  The execution, delivery and performance of this Agreement by it does not (i) conflict with any agreement, instrument or understanding, oral or written, to which it is a party and by which it may be bound or (ii) violate any Laws of any Governmental Authority having jurisdiction over it.

(d)All Consents and Approvals Obtained.  Except with respect to Regulatory Approvals for the Development, Manufacturing or Commercialization of a BridgeBio Product, (i) all necessary consents, approvals and authorizations of, and (ii) all notices to, and filings by such Party with, all Governmental Authorities and other Persons required to be obtained or provided by such Party as of the Effective Date in connection with the execution, delivery and performance of this Agreement have been obtained and provided, except for those approvals, if any, not required at the time of execution of this Agreement.

(e)Compliance with Law.  The Parties shall perform all of their respective obligations under this Agreement in full compliance with all applicable Laws.

(f)Banned Transactions or Dealings.  No transactions or dealings under this Agreement shall be conducted with or for a Person that is designated as the target of any sanctions, restrictions or embargoes administered by the United Nations, European Union, United Kingdom or the United States of America.

11.2Mutual Covenants; No Debarment.  No Party shall use in any capacity, in connection with the Dedicated Clean Room Collaboration or its Development, Manufacture or Commercialization of a BridgeBio Product hereunder, any Person who has been debarred pursuant to Section 306 of the FD&C Act (or similar Law outside of the U.S.), who is the subject of a conviction described in such section, and each Party shall inform the other Party in writing immediately if it or any Person who is performing services for such Party hereunder is debarred or is the subject of a conviction described in Section 306 (or similar Law outside of the U.S.), or if any action, suit, claim, investigation or legal administrative proceeding is pending or, to such Party’s knowledge, is threatened, relating to the debarment of such Party or any Person used in any capacity by such Party.

[***] Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit in accordance with the rules of the Securities and Exchange Commission.

11.3Additional Representations, Warranties and Covenants by Catalent.  Catalent represents, warrants and covenants to BridgeBio as follows:

(a)As of the Effective Date, to the best of Catalent’s knowledge, the use of Catalent Technology in the performance of activities contemplated for the Dedicated Clean Room Collaboration as of the Effective Date shall not infringe any Intellectual Property of Third Parties.  Catalent covenants to BridgeBio that it shall promptly notify the applicable BridgeBio Entities in writing should it become aware of any claims asserting such infringement, which could reasonably be expected to affect a BridgeBio Entity’s ability to perform under the Definitive Agreements.

(b)(i) As of the Effective Date, there is no claim, action, suit, proceeding or governmental investigation (“Action”) of any nature filed, made, taken or threatened against or by Catalent; and (ii) to the best of Catalent’s knowledge as of the Effective Date, after reasonable inquiry and investigation,  no event has occurred or circumstances exist that may give rise to, or serve as a basis for, any such Action which could reasonably be expected to affect Catalent’s or a BridgeBio Entity’s ability to perform the Definitive Agreements.

(c)Catalent, to the best of its knowledge, has complied, is now complying, and will comply, with all applicable Law and Regulatory Acts relative to its use and improvement of the BWI Facility that could adversely affect its ability to Manufacture BridgeBio Products and all terms of the BWI Lease. The BWI Lease means that specific lease agreement entered into by and between Harmons Road Associates, LLC (“Landlord”) and Paragon, dated December 20, 2017.  Catalent will notify BridgeBio of any material breach or alleged breach of the BWI Lease by Catalent or Landlord that could adversely affect its ability to Manufacture BridgeBio Products.

(d)Catalent has obtained, or will obtain prior to Manufacturing the first BridgeBio Product in the Dedicated Clean Room Suite, and will maintain during the Term of this Agreement any required licenses, permits and authorizations necessary to perform the Manufacturing at the BWI Facility for each BridgeBio Entity pursuant to a BridgeBio Manufacturing and Supply Agreement.

(e)To Catalent’s knowledge, no legal or regulatory requirement imposed on Catalent by a Regulatory Authority will prevent Catalent from performing its obligations under this Agreement, or otherwise complying with its obligations under this Agreement.

[***]

11.4Additional Representations, Warranties and Covenants of BridgeBio.  BridgeBio hereby represents, warrants and covenants to Catalent that, as of the Effective Date, that to the best of BridgeBio’s knowledge, the use of BridgeBio Technology in the performance of activities contemplated for the Dedicated Clean Room Collaboration as of the Effective Date shall not infringe any Intellectual Property of Third Parties.

[***] Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit in accordance with the rules of the Securities and Exchange Commission.

11.5No Other Representations or Warranties.  EXCEPT AS EXPRESSLY STATED IN THIS Article XI OR ANY OF THE DEFINITIVE AGREEMENTS, NO REPRESENTATIONS OR WARRANTIES WHATSOEVER, WHETHER EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED REPRESENTATION OR WARRANTY WITH RESPECT TO (I) MERCHANTABILITY, NON-INFRINGEMENT, SUITABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE, (II) THE LIKELIHOOD OF SUCCESS OF ANY APPLICATION FOR MARKETING AUTHORIZATION RELATING TO ANY BRIDGEBIO PRODUCT CURRENTLY IN DEVELOPMENT OR FOR WHICH MARKETING AUTHORIZATION HAS NOT YET BEEN GRANTED EITHER IN THE U.S. OR IN ANY OTHER COUNTRY, OR (III) THE PROBABLE SUCCESS OR PROFITABILITY OF ANY BRIDGEBIO PRODUCT AFTER THE EFFECTIVE DATE ARE MADE OR GIVEN BY OR ON BEHALF OF A PARTY AND, EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, ALL REPRESENTATIONS AND WARRANTIES, WHETHER ARISING BY OPERATION OF LAW OR OTHERWISE, ARE HEREBY EXPRESSLY EXCLUDED.

11.6Catalent Indemnity.  Catalent shall defend, indemnify and hold harmless BridgeBio and its Affiliates (each, a “BridgeBio Indemnitee”) from and against any and all liabilities, losses, costs and expenses (collectively, “Loss”) suffered or incurred by them in connection with any claim brought by a Third Party that arises or is alleged to arise from or in connection with:

(a)Any material breach of representation or warranty or covenant made by Catalent under this Agreement or any material breach of Catalent’s obligations under this Agreement;

(b)Catalent’s use of the Dedicated Clean Room Suite for other Catalent customers;

(c)any gross negligence or willful misconduct of Catalent, its Affiliates or any of their respective Representatives with respect to the performance of this Agreement; and

(d)infringement of any Third-Party Intellectual Property arising from the use of the Catalent Technology pursuant to any of this Agreement;

except to the extent in each case that the Loss in question resulted from the gross negligence or willful misconduct of, or material breach of this Agreement by, a BridgeBio Indemnitee or any of its or their Representatives.

[***] Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit in accordance with the rules of the Securities and Exchange Commission.

11.7BridgeBio Indemnity.  BridgeBio shall defend, indemnify and hold harmless Catalent and its respective Affiliates (each, a “Catalent Indemnitee”) from and against any and all Loss suffered or incurred by them in connection with any claim brought by a Third Party that arises or is alleged to arise from or in connection with:

(a)any material breach of representation or warranty or covenant made by BridgeBio under this Agreement or any material breach of BridgeBio’s obligations under this Agreement;

(b)any gross negligence or willful misconduct of BridgeBio, its Affiliates or any of their respective Representatives with respect to the performance of this Agreement; and

(c)infringement of any Third-Party Intellectual Property arising from the use of the BridgeBio Technology pursuant to any of this Agreement, in a manner Covered by BridgeBio Patents;

except to the extent in each case that the Loss in question (i) resulted from the gross negligence or willful misconduct of, or material breach of this Agreement by, a Catalent Indemnitee or any of its or their Representatives, or (ii) resulted from any activities for which Catalent is obligated to indemnify a BridgeBio Indemnitee pursuant to Section 11.6.

11.8Indemnification Procedures.  The Person or Persons claiming indemnity under this Article XI (the “Indemnified Party”) shall give written notice to the Party from whom indemnity is being sought (the “Indemnifying Party”) promptly after learning of such claim.  The Indemnified Party shall provide the Indemnifying Party with reasonable assistance, at the Indemnifying Party’s expense, in connection with the defense of the claim for which indemnity is being sought.  The Indemnifying Party shall have the right, but not the obligation, to assume and conduct the defense of the claim with counsel of its choice; provided, the Indemnified Party may participate in and monitor such defense with counsel of its own choosing at its sole expense.  The Indemnifying Party shall not settle any claim without (a) first consulting with the Indemnified Party, and (b) obtaining the prior written consent of the Indemnified Party, not to be unreasonably withheld or delayed, unless the settlement involves only the payment of money, provided that such settlement does not adversely affect the Indemnified Party’s rights under this Agreement or impose any obligations on the Indemnified Party in addition to those set forth herein.  The Indemnified Party shall not settle or compromise any such claim without (x) first consulting with the Indemnifying Party, and (y) obtaining the prior written consent of the Indemnifying Party.  If the Indemnifying Party does not assume and conduct the defense of the claim as provided above, (i) the Indemnified Party may, using counsel of its choice, defend against such claim in any manner the Indemnified Party may deem reasonably appropriate, and (ii) the Indemnifying Party shall remain responsible to indemnify the Indemnified Party as provided in this Article XI, provided, that in such instance such indemnity shall also include the reasonable legal fees and reasonable Out-of-Pocket Costs incurred by the Indemnified Party in connection with so defending itself in the absence of a defense being provided by the Indemnifying Party.

[***] Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit in accordance with the rules of the Securities and Exchange Commission.

11.9Insurance.  Upon the Effective Date as to Catalent, and within [***] of the Effective Date with respect to BridgeBio, through the remainder of the Term of this Agreement, each Party, and, to the extent applicable, its approved subcontractors, shall obtain and maintain (or have obtained and maintained on its behalf) with insurers having A.M. Best ratings of A-VII or higher at all times as of and after the date of this Agreement, at its own cost and expense: (i) general liability insurance with a per occurrence limit of [***] or equivalent and an annual aggregate limit of [***] or equivalent; and (ii) Workers’ Compensation as required by all applicable laws and Employer’s Liability coverage with a limit of not less than [***].  If any such policy is replaced, each Party agrees to purchase tail coverage or ensure that the new policy has a retroactive date that is consistent with the start of any work under a scope of work and that such Party will continue to be covered on the replacement policy.  Each Party may self-insure all or any portion of the required insurance as long as, together with its Affiliates, its US GAAP net worth is greater than [***] or equivalent, or its annual EBITDA (earnings before interest, taxes, depreciation and amortization) is greater than [***] or equivalent.  Waivers of subrogation and additional insured status obligations will operate the same whether insurance is carried through third parties or self-insured.  Upon the other Party’s written request from time to time, each Party shall promptly furnish to the other Party a certificate of insurance or other evidence of the required insurance.  Without limiting the foregoing, each Party shall obtain and maintain Special Form (formerly known as All Risk) insurance coverage which includes business interruption.  For the avoidance of doubt, BridgeBio may satisfy its insurance requirements set forth in this Section 11.9 if an Affiliate of BridgeBio obtains and maintains insurance that covers BridgeBio as provided for herein.

Article XII
Termination and Survival

12.1Term and Termination.

(a)The term of this Agreement shall begin on the Effective Date and continue until the earlier of (i) the latest expiration or termination of the (x) the BridgeBio Manufacturing and Supply Agreement or (y) any Additional Manufacturing and Supply Agreement, (ii) [***] from the Readiness Determination (the “Dedicated Clean Room Period”), or (iii) termination in accordance with this Section 12.1 (the period from the Effective Date to termination being the “Term”).  Subject to the mutual agreement of the Parties, the Agreement may be extended for an additional [***] (provided that BridgeBio provides notice of its desire to such extension at least [***] before the end of the Dedicated Clean Room Period) (the “Extended Dedicated Clean Room Period”).  The Parties may otherwise extend the Term by mutual written agreement.

(b)BridgeBio shall have the right to terminate this Agreement by giving written notice to Catalent in the event of any of the following:

(i)For convenience; or

[***] Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit in accordance with the rules of the Securities and Exchange Commission.

(ii)If any of the BridgeBio Products undergoes a market withdrawal, or otherwise is determined by BridgeBio or a Regulatory Authority to have material safety, efficacy, or Manufacturing risks which could impact the Commercialization of the BridgeBio Product and such risks would reasonably be expected to similarly impact all other BridgeBio Products that are the subject of a Manufacturing and Supply Agreement, in each case leading to the cessation or termination of Development, Manufacture, or Commercialization of, or seeking Regulatory Approval for, the BridgeBio Product; or

(iii)If BridgeBio has, in good faith, exhausted all reasonable remedies to resolve a patent dispute and a court or other competent authority issues a final decision that BridgeBio Technology infringes a valid and enforceable Patent held by a Third Party or grants an injunction that renders BridgeBio unable to sell a BridgeBio Product.

[***]

(c)Either Party hereto shall have the right to terminate this Agreement by giving the other Party written notice in the event of any of the following:

(i)The bankruptcy or insolvency of the other Party; or

(ii)If the other Party is in material breach of one of the Definitive Agreements, provided that if the breach is capable of cure (1) the non-breaching Party shall first provide [***] prior written notice and an opportunity to cure to the breaching Party and (2) in the event the breach is not cured within such [***] period, the breaching Party has not diligently pursued an acceptable cure and provided a reasonable plan of proposed actions and schedule for completing such cure outside the [***] period that the non-breaching Party agrees, in its sole discretion, is reasonably likely to allow for cure in a sufficient and timely enough manner; or

(iii)The other Party is suspended or debarred by FDA or the United States government.

12.2Effect of Termination.

(a)If this Agreement is terminated by BridgeBio pursuant to Sections 12.1(b)(i) or (iii) or by Catalent pursuant to Section 12.112.1(c), the economic consequences will be solely as follows (except, in the case of termination for breach, to the extent additional remedies are available under applicable Law): Catalent shall be entitled to the Clean Room Reservation Fee.  In addition, Catalent shall also be paid all other amounts owed by BridgeBio under the terms of this Agreement as of the date of termination including, but not limited to, any outstanding or owed Clean Room Use Fees, BridgeBio-Requested Equipment Costs, and BridgeBio-Requested Equipment Use Fees.  BridgeBio shall pay to Catalent all of the outstanding unpaid and undisputed invoices within [***] of the date of termination.

[***] Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit in accordance with the rules of the Securities and Exchange Commission.

(b)If this Agreement is terminated by BridgeBio pursuant to Section 12.1(b)(ii), the economic consequences will be solely as follows: Catalent shall provide to BridgeBio a refund of a portion of the Clean Room Reservation Fee based upon the following sliding scale: [***] of the Clean Room Reservation Fee for each full calendar year remaining in the Dedicated Clean Room Period (e.g., if the product fails within [***] after the Readiness Determination and BridgeBio terminates the Agreement, Catalent will refund [***] of the Clean Room Reservation Fee).  If the termination date is prior to the Readiness Determination (and prior to BridgeBio’s final payment of the Clean Room Use Fee pursuant to Section 9.1), Catalent shall provide to BridgeBio a refund of [***] of the Clean Room Reservation Fee paid as of the date of termination.  BridgeBio also shall pay to Catalent all amounts outstanding and owed as of the date of termination including, but not limited to, Clean Room Use Fees, BridgeBio-Requested Equipment Costs, and BridgeBio-Requested Equipment Use Fees.  BridgeBio shall pay to Catalent all of the outstanding unpaid and undisputed invoices within [***] of the date of termination.

(c)If this Agreement is terminated by BridgeBio pursuant to Section 12.1(b)(iv) or 12.1(b)(v), the economic consequences will be solely as follows: Catalent shall provide to BridgeBio a refund of a portion of the Clean Room Reservation Fee based upon the following sliding scale: [***] of the Clean Room Reservation Fee for each full calendar year remaining in the Dedicated Clean Room Period. BridgeBio shall pay to Catalent all amounts outstanding and owed as of the date of termination including, but not limited to, Clean Room Use Fees, BridgeBio-Requested Equipment Costs, and BridgeBio-Requested Equipment Use Fees.  BridgeBio shall pay to Catalent all of the outstanding unpaid and undisputed invoices within [***] of the date of termination.

(d)If this Agreement is terminated by BridgeBio at any time during the Dedicated Clean Room Period pursuant to Sections 12.1(c), the economic consequences will be solely as follows (except to the extent additional remedies are available under applicable Law): Catalent shall provide BridgeBio [***].  BridgeBio shall pay to Catalent all amounts outstanding and owed as of the date of termination including, but not limited to, Clean Room Use Fees, BridgeBio-Requested Equipment Costs, and BridgeBio-Requested Equipment Use Fees.  BridgeBio shall pay to Catalent all of the outstanding unpaid and undisputed invoices within [***] of the date of termination.

(e)Unless otherwise agreed by the Parties, a termination of this Agreement shall result in the termination of all other Definitive Agreements.  To the extent that BridgeBio, a BridgeBio Entity or a Strategic Partner desire to extend such other Definitive Agreements beyond the termination of this Agreement, Catalent agrees to negotiate in good faith the extension of such agreements; provided, however, Catalent shall have no obligation to provide the Dedicated Clean Room Suite for use in the Manufacture of BridgeBio Products.  For the avoidance of doubt, following termination of this Agreement, the Parties may, but are not obligated to, negotiate one or more separate agreements for the manufacture and supply of BridgeBio Products.

[***] Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit in accordance with the rules of the Securities and Exchange Commission.

(f)[***], catalent’s liability to bridgebio FOR ANY AND ALL INJURIES, CLAIMS, LOSSES, EXPENSES, OR DAMAGES, WHATSOEVER, ARISING OUT OF OR IN ANY WAY RELATED TO THE ACTIVITIES OF THIS AGREEMENT, FROM ANY CAUSE OR CAUSES INCLUDING, BUT NOT LIMITED TO, BREACH OF CONTRACT, NEGLIGENCE, ERRORS, OMISSIONS OR STRICT LIABILITY, SHALL NOT EXCEED THAT AMOUNT EQUIVALENT TO [***].  [***], in no event will EITher pARTY be liable to OTHER PARTY FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES (INCLUDING, BUT NOT LIMITED TO, DAMAGES BASED UPON LOST PROFITS, RELIANCE OR EXPECTATION, BUSINESS INTERRUPTION, LOST BUSINESS, OR LOST SAVINGS) FOR ANY ACTS OR FAILURE TO ACT UNDER THIS AGREEMENT, INCLUDING ANY TERMINATION OF THIS AGREEMENT IN ACCORDANCE WITH ITS TERMS, EVEN IF THE PARTY HAS BEEN ADVISED OF THE POSSIBLE EXISTENCE OF SUCH DAMAGES.  FOR CLARITY, THE PARTIES ACKNOWLEDGE AND AGREE THAT ANY AMOUNTS PAID TO THIRD PARTIES FOR THIRD PARTY CLAIMS ARE NOT SUBJECT TO THE LIMITATION IN THE PREVIOUS SENTENCE.  The limitations of liability reflect the allocation of risk between the Parties.  The limitations specified in this Section 12.2 will survive and apply even if any limited remedy specified in this Agreement is found to have failed of its essential purpose.

(g)Upon (a) termination or during the notice period regarding termination of this Agreement, (b) on expiry of this Agreement, or (c) at any time upon a BridgeBio Entity’s or Strategic Partner’s written request, Catalent shall provide reasonable assistance to the applicable BridgeBio Entity or Strategic Partner with respect to the transfer to another manufacturer (including, the applicable BridgeBio Entity or Strategic Partner) of the then-current Manufacturing Process (and any Manufacturing Process Developed for such BridgeBio Entity or Strategic Partner) for the BridgeBio Product under the applicable Definitive Agreement.  Catalent agrees to provide copies of all necessary and relevant documents, manufacturing instructions, batch records, specifications and any other relevant documentation, and without limiting the license set forth in Section 10.3, all relevant Manufacturing know-how, and licenses under Catalent Intellectual Property and Catalent Arising IP related to the BridgeBio Product necessary to enable the applicable BridgeBio Entity or Strategic Partner or its designee to Manufacture BridgeBio Product in accordance with the specifications and the applicable cGMP requirements. Pursuant to this Section 12.2(f), the BridgeBio Entity or Strategic Partner who will receive the above-mention documentation shall be subject to confidentiality obligations no less stringent than those contained in this Agreement.  To the extent that such transfer of technology involves Catalent Confidential Information, Catalent Intellectual Property and/or Catalent Arising IP, the Third Party receiving such information or intellectual property shall agree that its use of same is solely for the purposes of Manufacturing the BridgeBio Products that were the subject of the respective BridgeBio Manufacturing and Supply Agreement.  Except for a material breach of this Agreement by Catalent, Catalent may charge to BridgeBio and BridgeBio agrees to pay (or obligate a BridgeBio Entity or Strategic Partner to pay) all reasonable and customary technology transfer fees and expenses for such efforts.  [***]  In all circumstances, Catalent will use at least commercially reasonable efforts to meet the timeline requested by the applicable BridgeBio Entity or Strategic Partner.

[***] Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit in accordance with the rules of the Securities and Exchange Commission.

(h)In the event of termination or expiration of this Agreement, in addition to any rights or obligations that by their terms are intended to survive the Term of this Agreement, the following provisions shall survive such termination: Article V, Article VI, Article VIII, Article X, Section 11.5, Section 11.6, Section 11.7, Section 11.8, Section 12.2, Article XIII, and Article XIV. Termination or expiration of this Agreement and the other Definitive Agreements for any reason will not relieve the Parties of any liability accruing prior thereto and will be without prejudice to the rights and remedies of any Party with respect to any antecedent breach of the provisions of this Agreement or the other Definitive Agreements.

(i)Each Party acknowledges that, in the event of termination and unless otherwise agreed to by BridgeBio, Catalent shall promptly return or destroy, as directed by BridgeBio, any master or working cell banks and BridgeBio Materials as well as BridgeBio Technology and BridgeBio-Requested Equipment, and each Party shall promptly return to the other Party or destroy (as such other Party may direct) all data and documents in any form comprising or containing any Confidential Information of the other Party, except that each Party may retain: (a) one copy of the other Party’s Confidential Information in secure legal archives for evidentiary purposes only and (b) a copy of computer records or files containing such Confidential Information that have been created pursuant to automatic archiving or back-up procedures that cannot reasonably be deleted (collectively, “Retained Copies”), provided, however, that any such Retained Copies will be kept confidential by the Receiving Party in accordance with the terms and provisions of this Agreement for as long as the Receiving Party is in possession of the Retained Copies.  In addition, upon request, Catalent shall provide a written certification to BridgeBio that (i) Catalent and its subcontractors have satisfied their confidentiality and recording obligations in all respects and (ii) all BridgeBio Know-How and copies thereof on any media in possession of Catalent, any of its employees or contractors have been destroyed or returned to BridgeBio, such certification to be signed by a duly authorized officer of Catalent.

Article XIII
Dispute Resolution

13.1Disputes.  The Parties recognize that, from time to time, disputes may arise as to certain matters which relate to a Party’s rights and/or obligations in connection with this Agreement.  It is the objective of the Parties to establish procedures to facilitate the resolution of disputes arising under this Agreement in an expedient manner by mutual cooperation and without resort to litigation.  To accomplish this objective, the Parties agree to follow the procedures set forth in this Article XIII to resolve any controversy or claim arising out of, relating to or in connection with this Agreement.

13.2Dispute Resolution.  Any dispute that arises between the Parties in connection with this Agreement shall first be presented to the senior executives of the Parties for consideration and resolution.  If such executives cannot reach a resolution of the dispute within a reasonable time, then such dispute shall be resolved by binding alternative dispute resolution in accordance with the International Institute for Conflict Prevention and Resolution’s Rules for Administrated Arbitration. Arbitration shall be conducted in New York, New York, in the English language.

[***] Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit in accordance with the rules of the Securities and Exchange Commission.

13.3Patent and Trademark Dispute Resolution.  Any dispute, controversy or claim relating to the scope, validity, enforceability or infringement of any Patent rights covering the Manufacture, use or sale of any product or technology or of any trademark rights relating to any product or technology shall be submitted to a patent office or court of competent jurisdiction in which such Patent or trademark rights were granted or arose.

13.4Injunctive Relief.  Nothing herein may prevent a Party from seeking a preliminary injunction or temporary restraining order, in any court of competent jurisdiction, so as to prevent any Confidential Information from being disclosed in violation of an applicable confidentiality agreement entered into by the Parties or to prevent the threat of imminent harm.

Article XIV
Miscellaneous

14.1Assignment; Binding Effect.

(a)This Agreement shall not be assignable by any Party hereto without the prior written consent of each of the other Parties, provided, however, that BridgeBio may assign this Agreement in whole or in part without the advance written consent of Catalent to (i) its Affiliates or [***]

(b)BridgeBio may assign its rights and obligations under this Agreement in part on a Product-by-Product and Definitive Agreement-by-Definitive Agreement basis, [***]

(c)Further, upon written request by BridgeBio, [***]

(d)Any assignment of this Agreement not made in accordance with this Section 14.1 is prohibited hereunder and shall be null and void.

14.2Expenses.  Except as expressly specified herein, each Party shall bear its own expenses with respect to this Agreement and the other Definitive Agreements.

[***] Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit in accordance with the rules of the Securities and Exchange Commission.

14.3Notices.  All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given (a) when received if delivered personally, (b) when transmitted by e-mail (with confirmation of successful transmission and with a duplicate copy directed pursuant to the methods set forth in (c) or (d) below), (c) upon receipt, if sent by registered or certified mail (postage prepaid, return receipt requested) and (d) the day after it is sent, if sent for next-day delivery to a domestic address by overnight mail or courier, to the Parties at the following addresses:

If to BridgeBio	BridgeBio Gene Therapy, LLC

Attn: Eric David, President & CEO

421 Kipling St.

Palo Alto, CA 94301

Telephone:

Email:  emd@bridgebio.com

with a copy to:

BridgeBio Gene Therapy, LLC

Attn: Justin To, VP Operations

421 Kipling St.

Palo Alto, CA 94301

Telephone:

Email: jt@bridgebio.com

If to Catalent	Catalent Maryland, Inc.

Attn: President – Gene Therapy

801 West Baltimore Street, Suite 302

Baltimore, Maryland 21201

Telephone: 410-975-4050

Email: Peter.Buzy@catalent.com

with a copy to:

Catalent Pharma Solutions, LLC

14 Schoolhouse Road

Somerset, NJ  08873 USA

Attn:  General Counsel (Legal Department)

E-Mail: GenCouns@catalent.com

Facsimile:  +1 (732) 537-6491

Mr. Andrew L.  Strong

Pillsbury Winthrop Shaw Pittman, LLP

909 Fannin, Suite 2000

Houston, Texas 7701

Email: andrew.strong@pillsburylaw.com

provided, however, that if any Party shall have designated a different address by notice to the others, then to the last address so designated.

[***] Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit in accordance with the rules of the Securities and Exchange Commission.

14.4Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy such determination shall not affect the enforceability of any others or of the remainder of this Agreement; and in connection with such term, provision, covenant or restriction of this Agreement which is held invalid, void, unenforceable or against regulatory policy, the Parties shall negotiate in good faith with a view to the substitution therefor of a suitable and equitable solution in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid term, provision, covenant or restriction and, absent any agreement by the Parties, such court of competent jurisdiction or other authority shall substitute therefore such term, provision, covenant or restriction as is legal, valid and enforceable but otherwise similar to the invalid term, provision, covenant or restriction.

14.5Entire Agreement.  This Agreement may not be amended, supplemented or otherwise modified except by an instrument in writing signed by the Parties hereto.  The Definitive Agreements contain the entire agreement of the Parties hereto with respect to the Dedicated Clean Room Collaboration, superseding all negotiations, prior discussions and preliminary agreements made prior to the date hereof.

14.6Waiver.  The failure of any Party to enforce any condition or part of this Agreement at any time shall not be construed as a waiver of that condition or part, nor shall it forfeit any rights to future enforcement thereof.  No waiver of any provision of this Agreement will be valid unless made in writing and signed by the Party to which such performance is due.

14.7Governing Law; Jurisdiction; Venue.  This Agreement (including any claim or controversy arising out of or relating to this Agreement) shall be governed by the Laws of the State of Delaware without regard to conflict of law principles that would result in the application of any Law other than the Laws of the State of Delaware.  The Parties hereto agree that a final judgment in any such action shall be conclusive and, notwithstanding anything to the contrary, may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.  The United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement.

14.8Headings.  The headings of the Articles, Sections, Subsections, Schedules and Exhibits of this Agreement are inserted for convenience only and shall not be deemed to constitute a part hereof.

14.9Counterparts.  This Agreement may be signed in any number of counterparts, each and every one of which shall be considered one and the same agreement and shall become effective when a counterpart hereof shall have been signed by each of the Parties and delivered to each of the other Parties, notwithstanding variations in format or file designation which may result from the electronic transmission, storage and printing of copies of this Agreement from separate computers or printers.  Facsimile signatures and signatures transmitted via PDF shall be treated as original signatures.

[***] Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit in accordance with the rules of the Securities and Exchange Commission.

14.10Construction.  The language in all parts of this Agreement shall be construed, in all cases, according to its fair meaning.  The Parties acknowledge that each Party and its counsel have reviewed and revised this Agreement and that any rule of construction to the effect that any ambiguities are to be resolved against a drafting Party shall not be employed in the interpretation of this Agreement.

14.11Interpretation.

(a)When a reference is made in this Agreement to an Article, Section, Exhibit, Schedule, Recital or Preamble, such reference is to an Article, Section, Exhibit, Schedule, Recital or Preamble of or to this Agreement unless otherwise indicated.

(b)The words “hereof,” “herein,” “hereto” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, including the Exhibits and Schedules, and not to any particular provision of this Agreement.

(c)The terms defined in the singular have a comparable meaning when used in the plural, and vice versa.

(d)Words of one gender include the other gender.

(e)References to a Person are also to its successors and permitted assigns.

(f)The term “Dollars” and “$” means United States Dollars.

(g)The word “including” means “including without limitation” and the words “include” and “includes” have corresponding meanings.

(h)References herein to an agreement, law or regulation include such agreement, law or regulation as amended, restated, supplemented, or otherwise modified from time to time unless otherwise specified.

14.12Relationship of the Parties.  This Agreement and the Dedicated Clean Room Collaboration are not intended by the Parties to constitute or create a joint venture, pooling arrangement, partnership, or formal business organization of any kind, and the rights and obligations of the Parties shall be only those expressly set forth herein and therein.  No Party will have any right, power or authority, nor will they represent themselves as having any authority to assume, create or incur any expense, liability or obligation, express or implied, on behalf of another Party, or otherwise act as an agent for another Party for any purpose.

*  *  *  *  *  *  *  *  *  *  *

[***] Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit in accordance with the rules of the Securities and Exchange Commission.

IN WITNESS WHEREOF, the Parties hereto have caused this Collaboration Agreement to be executed by their respective duly authorized officers as of the date first above written.

BridgeBio GENE THERAPY LLC

By:	/s/ Eric David

Name:	Eric David

Title:	CEO – Gene Therapy

Catalent MARYLAND, INC.

By:	/s/ Peter Buzy

Name:	Peter Buzy

Title:	President – Gene Therapy

EXHIBIT A

DEFINITIONS

This Exhibit A to this Collaboration Agreement provides agreed upon definitions applicable to the Parties for purposes of this Agreement.  All capitalized terms used in this Agreement shall have the meanings ascribed thereto in this Exhibit A.

1.1	Definitions.

“Affiliate(s)” means, (i) with respect to any Third Party, any other corporation, firm, partnership or other entity that directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such entity; (ii) and with respect to BridgeBio, it means BridgeBio Pharma, Inc. and any corporation, firm, partnership or other entity controlled by BridgeBio Pharma, Inc.; and (iii) with respect to Catalent, it means Catalent Pharma Solutions, Inc. and any corporation, firm, partnership or other entity controlled by Catalent Pharma Solutions, Inc. For purposes of this definition, the term “control” means the ownership of more than fifty percent (50%) of the securities or other ownership interests representing the equity voting stock or general partnership or membership interest of such entity or the power to direct or cause the direction of the management or policies of such entity, whether through the ownership of voting securities, by contract, or otherwise.

“BridgeBio Drug Product” means a finished dosage form that contains a BridgeBio Product, generally, but not necessarily, in association with one or more other ingredients.

“BridgeBio Intellectual Property” means BridgeBio Patents and BridgeBio Technology owned or Controlled by BridgeBio prior to the Effective Date, or otherwise arising outside the performance of this Agreement.

“BridgeBio Know-How” means any present and future Know-How, including any and all BridgeBio Technology, owned or Controlled by BridgeBio that is necessary for or is useful to the Development, Manufacture or Commercialization of BridgeBio Products.  For purposes of this definition, BridgeBio shall not be deemed to Control any Know-How that is licensed or disclosed by Catalent to BridgeBio pursuant to this Agreement.

“BridgeBio Materials” means any or all of the master cell bank, working cell bank and/or research cell bank vials, the Cell Line, and the DNA plasmids, as provided by or made available to Catalent by or on behalf of BridgeBio or its predecessor in interest, or as Developed by Catalent for purposes of Manufacturing BridgeBio Products, as the same may be amplified, processed, or improved by Catalent in accordance with this Agreement, as well as all information provided by or on behalf of BridgeBio concurrently therewith that specifically relates thereto.

“BridgeBio Patents” means any Patent that is owned or Controlled by BridgeBio as of the Effective Date or comes under the ownership or Control of BridgeBio during the Term and Covers the Development, Manufacture, use or Commercialization of BridgeBio Products.  For purposes of this definition, BridgeBio shall not be deemed to Control any Patent that is licensed by Catalent to BridgeBio pursuant to this Agreement.

ACTIVE/102139618.4	4823-6896-6320.v1

“BridgeBio-Requested Equipment” means the equipment requested by BridgeBio for the Manufacture of the BridgeBio Products as set forth in Section 9.3 that is in addition to the Base Equipment Package.

“BridgeBio Technology” means the Technology of BridgeBio developed or obtained by or on behalf of BridgeBio or a BridgeBio Entity related to one or more BridgeBio Products, or the Manufacture of any of the foregoing prior to the Effective Date or arising outside the performance of this Agreement.  BridgeBio Technology specifically includes any BridgeBio Know-How and BridgeBio Materials.

“Base Equipment Package” means the standard equipment package to be used in the Manufacture of BridgeBio Products in a single clean room suite. Subject to final approval by the JSC, the equipment comprising the Base Equipment Package is listed in and attached hereto as Exhibit D.

“Batch” is defined as a specific quantity of bulk drug substance that is intended to have uniform character and quality within specified limits and is produced according to a single cycle of manufacture (one or more upstream production runs, pooled if applicable, followed by a single downstream production run).

“BLA” means a Biologics License Application (or successor or equivalent application) (including all supplements, amendments, and modifications thereof) for authorization for marketing of a biologic product, as defined in the applicable Laws and regulations and filed with applicable Regulatory Authorities.

“Bulk Drug Substance” means the active pharmaceutical ingredients in bulk form of the BridgeBio Drug Product being Manufactured by Catalent.

“Business Day” means a day other than a Saturday, Sunday, or other day on which commercial banks in New York are authorized or required by Law to be closed for business.

“BWI Facility” shall mean the clinical and commercial scale biomanufacturing facility located at 7555 Harmans Road, Baltimore, Maryland.

“Catalent Intellectual Property” means any Intellectual Property owned or Controlled by Catalent prior to the Effective Date, or otherwise arising outside the performance of this Agreement, without use of, reliance on, or reference to any BridgeBio Confidential Information.

“Catalent Technology” means Technology of Catalent developed or obtained by or on behalf of Catalent related generally to the Development or Manufacture of any of the foregoing, prior to the Effective Date or arising outside the performance of this Agreement.  Catalent Technology specifically includes any Catalent Know-How, processes, procedures and controls for the Development and Manufacture of drug substances and products.

ACTIVE/102139618.4	4823-6896-6320.v1

“Clean Room Reservation Fee” means a one-time fee of [***] to reserve the Dedicated Clean Room Suite for [***] (i.e., [***]) during the Term of this Agreement. Catalent’s use of the Clean Room Reservation Fee will be for the buildout, commissioning, qualification, validation, equipping and exclusive use of the clean room suite.  The Clean Room Reservation Fee will be payable pursuant to the terms set forth on Section 9.1 of this Agreement.

“Commercialize,” “Commercializing” or “Commercialization” means all activities directed to the marketing (whether through direct, in-person, electronic or other marketing channels), promotion, selling or offering for sale of a product for an indication, including planning, market research, pre-marketing activities undertaken in preparation for launch, advertising, educating, marketing, promoting, importing, exporting, distributing and post-marketing safety surveillance and reporting.  For clarity, “Commercialize,” “Commercializing” or “Commercialization” shall not include any activities included within the Manufacturing or Development of a product.

“Construction Turnover” means the date when construction on the Dedicated Clean Room Suite is substantially complete as set forth on Schedule 2.2, and the Dedicated Clean Room Suite has been cleaned and is ready for process equipment installation and commissioning, qualification and validation.

“Control,” “Controls” or “Controlled” means, when used in reference to intellectual property, other intangible property, or materials, that a Party owns or has a license or sublicense to such intellectual property, other intangible property or materials, and has the ability to grant a license or sublicense or other right to use such intellectual property, other intangible property or materials, as applicable, as provided for herein, without (i) requiring the consent of a Third Party or (ii) violating the terms of any agreement or other arrangement with any Third Party.

“Cover,” “Covering” or “Covered” means, with respect to a country in the Territory, but for a license granted under a valid claim of a Patent, the use or sale, or offer for sale in such country of the subject matter at issue would infringe such valid claim, or in the case of a Patent that is a Patent application, would infringe a valid claim in such Patent application if it were to issue as a Patent.

“Dedicated Clean Room Suite” means [***] (suite and associated corridors being approximately [***] sq. ft.) at the BWI Facility. The approximate outline of the floor plan and location of the Dedicated Clean Room Suite within the BWI Facility is set forth in Exhibit C attached hereto.

“Dedicated Manufacturing Period” means the [***], the beginning and end of which will be determined by the JSC and [***], during which Catalent shall dedicate the Dedicated Clean Room Suite for the Manufacture of BridgeBio Products.

“Delivery” and “Delivered” shall mean Catalent’s delivery of the BridgeBio Product, packed and packaged in appropriate containers as directed by BridgeBio, to the BridgeBio carrier at the BWI Facility.

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“Develop,” “Developing” or “Development” means and all activities relating to research, non-clinical, preclinical and clinical trials, toxicology testing, statistical analysis, publication and presentation of research and study results and reporting, process and analytical development, analytical testing, preparation and submission of applications (including any CMC-related information) for regulatory approval of a product, necessary or reasonably useful or otherwise requested or required by a Regulatory Authority as a condition or in support of obtaining or maintaining all regulatory approvals for such product.  For clarity, “Development” shall not include any activities included within the Manufacturing of a product.

“EMA” means the European Medicines Agency or its successor.

“EU” means the countries of the European Union as it exists at any time.

“FD&C Act” means the U.S. Federal Food, Drug and Cosmetic Act, as amended, and the regulations promulgated thereunder.

“FDA” means the U.S. Food and Drug Administration or its successor.

“Fiscal Year” means the calendar year commencing on January 1 and concluding on December 31.

“GAAP” means United States generally accepted accounting principles, as in effect from time to time, consistently applied.

“Good Manufacturing Practices” or “cGMPs” means the then-current good manufacturing practices required by (i) the FDA, as set forth in the FD&C Act and the regulations promulgated thereunder, for the manufacture and testing of pharmaceutical materials, including the provisions of 21 C.F.R. Parts 210 and 211, (ii) European Commission Directive 91/356/EEC, as amended by Directive 2003/94/EC, and 91/412/EEC respectively, as well as “The rules governing medicinal products in the European Union,” Volume 4, Guidelines for good manufacturing practices for medicinal products for human and veterinary use, and (iii) the principles detailed in the ICH Q7A guidelines, in each case, including all applicable rules, regulations, orders and guidance applicable thereto, and as each may be amended from time to time, and any successor thereto.

“Governmental Authority” means any multinational, federal, state, local, municipal or other governmental authority of any nature (including any governmental division, prefecture, subdivision, department, agency, bureau, branch, office, commission, council, court or other tribunal), in each case, having jurisdiction over the applicable subject matter.

“Invention” means any subject matter invented during the Term by or on behalf of a Party or one or more of the Parties jointly, as determined in accordance with the provisions of U.S. patent Law governing inventions, in the performance of activities under the Dedicated Clean Room Collaboration.

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“Intellectual Property” means all information, data, works of authorship, discoveries, concepts, technology, method, know how, designs, processes, software, algorithms and inventions, whether patentable or not, including, without limitation, those that could be the subject of patent, copyright, industrial design, trade secret or other forms of protection; including, without limitation, all (i) patent applications (including, but not limited to any and all priority applications, provisionals, non-provisionals, divisionals, continuations, continuations-in-part, reissues, reexaminations, substitutions, renewals) including the right to claim the benefit of priority to any of the foregoing; (ii) patents granting on any of (i); (iii) extensions and supplemental protection certificates based on any of (i) and (ii); (iv) trademark applications, registrations, service marks, domain names and all renewals and extensions thereto; and (v) copyright applications and registrations and all restorations, reversions, renewals and extensions thereof.

“Know-How” means any proprietary data, results, material(s), and nonpublic information of any type whatsoever, in any tangible or intangible form, including know-how, trade secrets, practices, techniques, methods, processes, inventions, discoveries, developments, specifications, formulations, formulae, materials or compositions of matter of any type or kind (patentable or otherwise), software, algorithms, marketing reports and plans, market research, expertise (including experts’ information), test data (including pharmacological, biological, chemical, biochemical, toxicological, preclinical and clinical test data), analytical and quality control data, stability data, other study data and procedures.

“Laws” means, with respect to BridgeBio, all laws, statutes, rules, regulations, directives, decisions, ordinances, guidelines and other pronouncements of any Governmental Authority currently in effect or enacted or promulgated during the Term, and as amended from time to time, of each jurisdiction in which the Product is produced, marketed, distributed, used or sold; and with respect to Catalent, all laws, statutes, rules, and regulations currently in effect or enacted or promulgated during the Term, and as amended from time to time, of the jurisdiction in which Catalent Manufactures the BridgeBio Product, including cGMP.

“Licensed Purpose” means for the worldwide Development, Manufacture and Commercialization of BridgeBio Products that are the subject of a BridgeBio Manufacturing and Supply Agreement.

“Manufacture” or “Manufacturing” means all activities, whether performed by a Party or a Third Party designee of a Party, related to the manufacturing of a product, or any ingredient thereof, including manufacturing for clinical use or commercial sale, in process and product testing, release of product, quality assurance activities related to manufacturing and release of product, handling and storage of product and ongoing stability tests, packaging and labeling, and regulatory activities related to any of the foregoing.

“Manufacturing Process” or “Process” means the process, or applicable portion(s) thereof for the manufacture, analysis, validation, testing, documentation, quality evaluation, storage, and shipping of components, intermediates and BridgeBio Product(s) pursuant to a Definitive Agreement as such process may be developed and/or changed from time to time in accordance with a Definitive Agreement.

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“Marketing Authorization Application” or “MAA” means an application to the appropriate Regulatory Authority for approval to sell a BridgeBio Product (but excluding Pricing Approval) in any particular country or regulatory jurisdiction, including such application filed with the EMA pursuant to the Centralized Procedure or with the applicable Regulatory Authority of a country in accordance with such country’s national approval procedure.

“Patents” means (i) all national, regional and international patents and patent applications, including provisional patent applications, (ii) all patent applications filed either from such patents, patent applications or provisional applications or from an application claiming priority from either of these, including divisionals, continuations, continuations-in-part, provisionals, converted provisionals and continued prosecution applications, (iii) any and all patents that have issued or in the future issue from the foregoing patent applications ((i) and (ii)), including utility models, petty patents and design patents and certificates of invention, (iv) any and all extensions or restorations by existing or future extension or restoration mechanisms, including revalidations, reissues, re-examinations and extensions (including any supplementary protection certificates and the like) of the foregoing patents or patent applications ((i), (ii), and (iii)) and (v) any similar rights, including so-called pipeline protection or any importation, revalidation, confirmation or introduction patent or registration patent or patent of additions to any of such foregoing patent applications and patents.

“Person” means any corporation, limited or general partnership, limited liability company, joint venture, trust, unincorporated association, governmental body, authority, bureau or agency, any other entity or body, or an individual.

“Pricing Approval” means the approval, agreement, determination or decision from a Governmental Authority establishing the price and/or reimbursement for a BridgeBio Product for sale in a given country or regulatory jurisdiction, as required by applicable Laws in such country or other regulatory jurisdiction prior to the sale of the BridgeBio Product in such country or regulatory jurisdiction.

“Procurement Costs” means the actual price paid by Catalent to Third Parties for the procurement of materials and supplies used in the Manufacture of BridgeBio Products.  Procurement Costs do not include the Procurement Fee.

“Procurement Fee” means the fee that is paid to Catalent for its services in the procurement of materials and supplies used in the Manufacture of BridgeBio Products, such fee being a certain percentage of the Procurement Costs.  The Procurement Fee shall be set forth in each BridgeBio Manufacturing and Supply Agreement; provided that, and notwithstanding any other provision in the Definitive Agreements to the contrary, [***].

“Product Approval” means, with respect to a BridgeBio Product, the approval of a Governmental Authority necessary for the marketing and sale in a given country or regulatory jurisdiction, which may include the approval of an MAA (but shall not include any Pricing Approvals).

“Quality Agreement” means the Quality Agreements by and between BridgeBio and Catalent, entered into pursuant to a BridgeBio Manufacturing and Supply Agreement.

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“Quality Control/Quality Assurance Release” means the certification by Catalent that the BridgeBio Product is released in compliance with the cGMPs and the applicable Quality Agreement.

“Regulatory Acts” means any rules, regulations, directives, decisions, ordinances, guidelines and other pronouncements of any Regulatory Authority.

“Regulatory Approvals” means, with respect to a BridgeBio Product or a facility for the Manufacture of a BridgeBio Product or component thereof, all filings and approvals (including, as applicable, IND filings, Product Approvals, Pricing Approvals, establishment license approvals and, in each case any supplements and amendments thereto), licenses, registrations or authorizations of any Governmental Authority necessary to obtain marketing authorization for or to Develop, Manufacture or Commercialize a BridgeBio Product, as applicable, for or in a particular country or regulatory jurisdiction.

“Regulatory Authority” means, in a particular country or regulatory jurisdiction, any applicable Governmental Authority involved in granting Regulatory Approval in such country or regulatory jurisdiction, including (i) in the U.S., the FDA, and (ii) in the EU, the EMA, the European Commission and relevant national medicines regulatory authorities.

“Regulatory Exclusivity” means, with respect to BridgeBio Products, any exclusive marketing rights or data exclusivity rights conferred by any Governmental Authority with respect to the BridgeBio Products other than a Patent right, including in the European Union, Regulation (EC) No 726/2004 and Directive 2001/83/EC (as amended).

“Regulatory Materials” means, with respect to BridgeBio Products or the facilities used to Manufacture BridgeBio Products or a component thereof, as applicable, regulatory applications, submissions, notifications, communications, correspondence, registrations, Regulatory Approvals and/or other filings made to, received from or otherwise conducted with a Regulatory Authority that are necessary in order to obtain marketing authorization for or to Develop, Manufacture or Commercialize a BridgeBio Product or to use a facility for the Manufacture thereof, for or in a particular country or regulatory jurisdiction, including all rights under the foregoing, including rights to clinical data and Regulatory Exclusivity.  Regulatory Materials include BLAs, INDs, MAAs, presentations, responses, applications for Product Approvals and granted Product Approvals.

“Regulatory Warning Notices” means Form FDA 483 Inspectional Observations, Establishment Inspection Reports, warning letters, or their equivalents and any similar correspondences received from the FDA or any other Governmental Authority having jurisdiction over a BridgeBio Product or any facility for the Manufacture of a BridgeBio Product or component thereof.

“Representatives” means a Party’s (and its Affiliates’) directors, officers, full-time employees, part-time employees, temporary workers, subcontractors, consultants, agents, permitted sublicensees (if any) and legal, technical, and business advisors.

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“Strategic Partners” means the individuals or entities that are part of a strategic partnership, which is a relationship between two commercial enterprises formalized by one or more business contracts.

“Technology” means all inventions, methods, techniques, trade secrets, copyrights, Know-How, knowledge, data, developments, discoveries, documentation, experience, formulas and formulations, proprietary information, processes, test procedures, hardware, software and other intellectual property of any kind, whether or not protectable under patent, trademark, copyright or similar Law.

“Territory” means worldwide.

“Third Party” means any Person other than the Parties.

“U.S.” means the United States of America and its possessions and territories.

1.2	Additional Definitions. The following terms have the meanings set forth in the corresponding Sections of this Agreement:

Defined Term	Section
AAV	Recitals
Action	11.3(b)
Additional Manufacturing and Supply Agreement	1.3
Auditing Party	5.6
BEqs	Exh. C
BridgeBio Arising IP	10.5
BridgeBio Entities	Recitals
BridgeBio Products	Recitals
BridgeBio Indemnitee	11.6
BridgeBio-Requested Equipment Use Fee	9.3
BridgeBio-Requested Equipment Cost	9.3
BridgeBio Manufacturing and Supply Agreement	Recitals
Catalent Arising IP	10.4
Catalent Indemnitee	11.7
Catalent Use Credit	9.2(b)
Catalent Use Request	9.2(b)
Clean Room Use Fee	3.1(b)
Clean Room Use Fee Invoice	9.2(a)
CMC	5.1
Dedicated Clean Room Collaboration	Recitals
Definitive Agreements	1.1
Development Services	Exh. C
Disclosing Party	8.3(a)
Disclosure Agreement	8.2
Effective Date	Preamble
Force Majeure Event	7.1

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GMP Agreement	8.2
Joint Steering Committee	4.1
Licensed Subject Matter	6.2(b)
Paragon	8.2
Proposed Transaction	Recitals
Readiness Determination	3.1(b)
Receiving Party	8.3(a)
Repeat Supply Failure	Exh. C
Retained Copies	12.2(g)
Supply Failure	Exh. C
Term	12.1(a)

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EXHIBIT B

[***]

[***] Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit in accordance with the rules of the Securities and Exchange Commission.

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EXHIBIT B

MINIMUM ANNUAL THRESHOLD AND FORECASTING

The Dedicated Clean Room Collaboration was formed under the Collaboration Agreement to establish the overall dedication and governance of the Dedicated Clean Room Suite that have been dedicated for the Manufacture of BridgeBio’s Products.  As part of the Dedicated Clean Room Collaboration, the Parties agreed to and have formed a Joint Steering Committee (“JSC”) that is comprised of members from each Party and, among other things, reviews, coordinates and schedules the use of the Dedicated Clean Room Suite for clinical and commercial Manufacturing and the forecasting, ordering and Delivery of Batches of BridgeBio Product that are the subject of an Additional Manufacturing and Supply Agreement, including a BridgeBio Manufacturing and Supply Agreement.

This Exhibit B establishes the Parties understanding as to (i) minimum annual ordering obligations for the Manufacture of clinical and/or commercial supply of BridgeBio Products in the Dedicated Clean Room Suite following the Readiness Determination, (ii) the establishment of procedures for the initial forecasting and rolling forecasts of BridgeBio’s ordering of clinical and/or commercial supply Manufacturing of the BridgeBio Products in the Dedicated Clean Room Suite, and (iii) any other services to be performed by Catalent for BridgeBio to which the Parties mutually agree.

Article I
DEFINITIONS

1.1Definitions.  Unless otherwise defined in this Exhibit B or below, all capitalized terms used herein shall have the meanings specified in the Collaboration Agreement.

(a)“Batch Fee Framework” means the definition provided in a BridgeBio Manufacturing and Supply Agreement and any Additional Manufacturing and Supply Agreements for the applicable BridgeBio Product pertaining to the method of calculating the Batch price which takes into account, among other things, the Batch processing time and the Manufacturing Process.

(b)“Manufacture/Release Period” means the period of time required for the manufacture and release of the BridgeBio Product commencing on the Manufacturing Start Date (such period being determined and approved by the JSC) and concluding on the Delivery of the Batch Documentation to BridgeBio for its review.

(c)“Manufacturing Configuration” means the Manufacturing Process configuration involving one upstream production run using [***] and one subsequent downstream purification run.

[***] Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit in accordance with the rules of the Securities and Exchange Commission.

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(d) “Manufacturing Supply Pricing” means, for clinical supply for a BridgeBio Entity during the Term, the pricing set forth in Schedule 1.1 of this Exhibit B, and for all other clinical and commercial supply Manufacturing, the definition provided in each BridgeBio Manufacturing and Supply Agreement and any Additional Manufacturing and Supply Agreements for the applicable BridgeBio Product.

(e)“Maximum Upstream Runs” means the maximum number of upstream production runs that can be completed in the Dedicated Clean Room Suite during a Dedicated Manufacturing Period and is based on the number of [***] that the Parties mutually agree can be safely and efficiently operated in the Dedicated Clean Room Suite.

(f)“Minimum Annual Threshold” means the minimum dollar amount that must be paid by, or caused to be paid by, BridgeBio to Catalent for BEqs each calendar year.

Article II
SCOPE OF THIS EXHIBIT

2.1Batch Pricing Based on Manufacturing Configuration.  Each BridgeBio Product being Manufactured by Catalent pursuant to future supply agreement/s may have differing Manufacturing Configurations.  In addition, such Manufacturing Configurations may change during the Term for the same BridgeBio Product.  Accordingly, the Parties have agreed to establish a Batch Fee Framework, whereby the Batch Price for commercial supply of any BridgeBio Product varies depending upon the Manufacturing Configuration utilized in the Manufacture of such Batch, which prices shall be set forth in each BridgeBio Supply Agreement. [***]

2.2Minimum Annual Requirements.  As consideration for Catalent’s agreement to exclusively dedicate the Dedicated Clean Room Suite to BridgeBio, BridgeBio agrees to the minimum purchase obligations set forth in Sections 3.3 and 3.4 hereof.

Article III
CLINICAL MANUFACTURE AND COMMERCIAL SUPPLY

3.1General Requirements. Catalent is preparing the Dedicated Clean Room Suite for the Manufacture of clinical and commercial supply of BridgeBio Products, with the initial clinical supply comprised of the BridgeBio Products.  While commercial supply of BridgeBio Products is the intended ultimate use of the Dedicated Clean Room Suite, the Parties agree that the Manufacture of clinical supply of BridgeBio Products may also be conducted in the Dedicated Clean Room Suite as provided for in one or more BridgeBio Supply Agreements and as determined by the JSC.

[***] Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit in accordance with the rules of the Securities and Exchange Commission.

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3.2Manufacturing Start Date.  For each BridgeBio Product to be Manufactured in the Dedicated Clean Room Suite, the date on which BridgeBio intends for Catalent to commence, and the date on which Catalent must be ready to commence, clinical or commercial Manufacture of Batches of BridgeBio Products has been or will be specified in writing delivered by BridgeBio to Catalent at least [***] prior to such date and is referred to herein as the “Anticipated Manufacturing Start Date”; and the date on which Catalent actually commences commercial Manufacture of Batches of BridgeBio Products in such suite is referred to herein as the “Manufacturing Start Date”, which date shall not be any earlier than the Readiness Determination Date.

3.3Minimum Annual Threshold.

3.3.1Commencing upon the Readiness Determination through the Term, [***], BridgeBio shall submit Binding Purchase Orders (or by other mutual agreement) for (a) Batches of BridgeBio Products to be Manufactured by Catalent in the Dedicated Clean Room Suite and (b) Development and Manufacturing services associated with BridgeBio Products to be performed by Catalent outside the Dedicated Clean Room (the “Development Services”).  For each BMP, revenue associated with Batches of BridgeBio Products Delivered by Catalent [***]. The Purchase Orders for each BMP shall not exceed the Maximum Batches (defined below). Subject to BridgeBio’s right to make adjustments to the Initial and Rolling Forecasts as provided for in Section 3.5 (and thereby to any Purchase Order relating thereto), BridgeBio shall issue each binding Purchase Order at least [***] prior to the start of the BMP to which the Purchase Order applies.

3.3.2Upon the Readiness Determination, the Minimum Annual Threshold shall be based upon the Manufacturing Supply Pricing of [***] Batches of BridgeBio Products to be Manufactured in the Dedicated Clean Room Suite during the BMP for that FY (referred to herein as the “Minimum Batches”) and shall be [***].  The Manufacturing Supply Pricing that used for calculating the Minimum Annual Threshold is set forth in Schedule 1.1 to this Exhibit B.  Starting in 2022, the Minimum Annual Threshold may be increased year over year [***]  Fees or expenses for the procurement of Raw Materials or other direct costs that are charged at cost plus a Procurement Fee do not count towards meeting the Minimum Annual Threshold.

3.3.3In the event that BridgeBio fails to order, or fails to cause BridgeBio Entities or Strategic Partners to order, sufficient quantities of Batches of BridgeBio Products to meet the Minimum Annual Threshold, Catalent shall submit an invoice to BridgeBio following the conclusion of the BMP during which the minimums were not achieved for the difference between the aggregate Batch Price associated with the Batches of BridgeBio Products ordered by BridgeBio for Delivery in such BMP and the applicable minimum threshold amount.  BridgeBio shall make payment on undisputed invoices within [***] of receipt.

[***] Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit in accordance with the rules of the Securities and Exchange Commission.

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3.4Purchase Orders; Forecasts; Procedures.

3.4.1Upon receipt of a Purchase Order from BridgeBio pursuant to a BridgeBio Manufacturing and Supply Agreement and/or one or more Additional Manufacturing and Supply Agreements, Catalent shall Manufacture Batches of BridgeBio Product at the BWI Facility in accordance with the Product Requirements, cGMPs, the then-current Quality Agreement and any applicable Laws and otherwise in accordance with the applicable Definitive Agreement.  The maximum number of Batches of BridgeBio Product that can be Manufactured in the Dedicated Clean Room Suite (the “Maximum Batches”) at any time during the Term is based upon the Manufacturing Configuration established for each BridgeBio Product and the maximum number of upstream production runs that can be safely and efficiently completed in the Dedicated Clean Room Suite (the “Maximum Upstream Runs”) during each BMP.  The Maximum Upstream Runs, and the corresponding Maximum Batches, shall be determined by the JSC.  The JSC will make an initial determination of the Maximum Batches and Maximum Upstream Runs upon the Readiness Determination and the JSC will review the Maximum Upstream Runs periodically (no less than annually) and make appropriate adjustments thereto.

3.4.2With respect to orders of Batches of the BridgeBio Product and subject to the Maximum Batches, BridgeBio shall provide forecasts of its ordering needs and place with Catalent Purchase Orders for the supply of BridgeBio Products being Manufactured by Catalent pursuant to one or more BridgeBio Manufacturing and Supply Agreement and/or one or more Additional Manufacturing and Supply Agreements.

3.5Initial Forecast.

3.5.1At least [***] prior to the initial Anticipated Manufacturing Start Date of one or more BridgeBio Products in the Dedicated Clean Room Suite, BridgeBio or another BridgeBio Entity shall provide to Catalent forecasts of its Batch requirements for the Delivery of BridgeBio Product for the [***] immediately following the period of time required for the manufacture and release of the BridgeBio Product commencing on the Manufacturing Start Date (such period being determined and approved by the JSC and referred to herein as the “Manufacture/Release Period”) (the forecast being the “Initial Forecast”).  BridgeBio may also include in the Initial Forecast the Batch needs of the other BridgeBio Entities and Strategic Partners that are being Manufactured by Catalent pursuant to an Additional Manufacturing and Supply Agreement. However, for the avoidance of doubt and notwithstanding the Batches being Manufactured by Catalent for the BridgeBio Entities or Strategic Partners, BridgeBio shall not be relieved of its obligation to meet the Minimum Annual Threshold.  [***]

3.5.2Subject to the Initial Forecast Refresh (defined below) and the rights to make other adjustments set forth herein, the Initial Forecasts will be binding as to the [***] Dedicated Manufacturing Period (each such period for the purpose of this section being the “Binding Manufacturing Period” or “BMP”) and non-binding as to the subsequent Dedicated Manufacturing Period (such period for the purpose of this section being the “Non-Binding Manufacturing Period” or “NBMP”).  [***]. Thus, the Initial Forecast periods are summarized as follows:

[***]

[***] Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit in accordance with the rules of the Securities and Exchange Commission.

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It is the intention of the Parties that the BMP for each FY shall commence on [***].  For each BMP in the Initial Forecast, BridgeBio may adjust the number of Batches no later than [***] prior to the start of [***] (the “Initial Forecast Refresh”), provided that BridgeBio shall be obligated to purchase services that utilize the Dedicated Clean Room Suite and/or the number of Batches of any BridgeBio Product equivalent to, or otherwise make payment to Catalent, of an amount equal to or greater than the Minimum Annual Threshold. The Initial Forecast and subsequent Rolling Forecasts shall be provided by BridgeBio to Catalent in a form of notice substantially similar to the example notice provided in Attachment A.

3.5.3Rolling Forecast.  Prior to the first day of [***] of the Initial Forecast and every year thereafter, BridgeBio will refresh its forecast, and the [***] (such forecasting then becomes the “Rolling Forecast”).

3.5.4Forecast Modification; Monitoring.  In addition to the [***], BridgeBio will be afforded the flexibility to make modification requests to the Initial and Rolling Forecasts, as set forth below (each a “Forecast Modification”).  If a Forecast Modification is made prior to or [***] that requests additional Batches of BridgeBio Product over what was originally forecast (the “Additional Batches”), Catalent shall use commercially reasonable efforts, but shall not be obligated, to Manufacture the Additional Batches.  If the Forecast Modification results in a reduction of Batches to be Delivered by Catalent during the [***], BridgeBio shall be obligated to pay Catalent for all Batches ordered for [***].  During the period in which Catalent is Manufacturing BridgeBio Product, the JSC will have periodic teleconferences or meetings to monitor and review the status of Manufacturing operations and to address any issues that may arise.

3.5.5Delivery Dates.  Within [***] following Catalent’s receipt of the Initial Forecast and each Rolling Forecast thereafter, Catalent shall prepare, with input from BridgeBio, and submit to the JSC a Batch production schedule for the next [***] which includes the order of production of each Batch of BridgeBio Product forecasted and the anticipated delivery of the Batch Documentation for each such Batch to BridgeBio (the “Proposed Production Schedule”). Within [***] following receipt of the Proposed Production Schedule from Catalent, the JSC shall review and adjust as necessary the Proposed Production Schedule, [***] For each Batch of BridgeBio Product being Manufactured during [***], the Approved Production Schedule for that Batch shall be based upon reasonable time estimates for the Manufacture/Release Period, delivery of Batch Documentation, BridgeBio’s review and approval of the Batch Documentation and a reasonable amount of time for the investigation and clearance of deviations that may have occurred during the Manufacture/Release Period. Within [***] upon BridgeBio’s approval of the Approved Production Schedule, each BridgeBio Entity and Strategic Partner shall submit to Catalent Purchase Orders specifying the number of Batches and the anticipated delivery dates (as specified in the Approved Production Schedule).  [***] All Purchase Orders submitted in compliance with a BridgeBio Manufacturing and Supply Agreement and/or one or more Additional Manufacturing and Supply Agreements shall be binding on Catalent.  No later than [***] after BridgeBio’s

[***] Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit in accordance with the rules of the Securities and Exchange Commission.

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submission of a Purchase Order, Catalent shall provide BridgeBio with written acknowledgment of receipt of the Purchase Order.  Catalent shall timely Manufacture and Deliver the amounts ordered by BridgeBio in accordance with this Section 3.5.5, and Catalent shall use commercially reasonably efforts to Manufacture and Deliver any Additional Batches; it being understood that Catalent’s failure to supply such Additional Batches shall not constitute a breach under this Agreement.

3.5.6Supply Failure.  [***]

3.5.7Delays and Suspensions.  The provisions in this Section 3.5 are intended to apply to situations involving the ongoing, uninterrupted Manufacture of BridgeBio Products, including orders for [***]  In the event of delays in approval or commercial launch or suspension of production after initial launch (for reasons other than the negligence (or more culpable conduct) of Catalent or a breach of this Agreement by Catalent) and if (for reasons other than the negligence (or more culpable conduct) of Catalent or a breach of this Agreement by Catalent) BridgeBio is unable to increase orders for the Manufacture of other BridgeBio Products in the Dedicated Clean Room Suite, BridgeBio shall pay to Catalent the Minimum Annual Threshold (as the same may be offset by work conducted in such suites pursuant to a Scope of Work or Purchase Orders) for as long as the Manufacture of the BridgeBio Product is delayed or suspended, and there shall be no additional payments or costs arising from BridgeBio’s provision of the Rolling Forecast (including the binding portion thereof) or actual Purchase Orders placed other than for the Manufacture of Batches which have commenced and for the non-cancelable orders of Raw Materials.

3.6Clean Room Use Fee Credits.

3.6.1Batch Credit.  [***].

3.6.2Catalent Use Credit.  If the Dedicated Clean Room Suite is not being fully utilized for the Manufacture of BridgeBio Products, Catalent may make a request to BridgeBio to use the underutilized suite for Manufacturing on behalf of other Catalent customers (a “Catalent Use Request”).  Each Catalent Use Request submitted to BridgeBio shall provide the schedule during which the suite (or rooms within the suite) will be used and the nature of the Manufacturing activities that will be performed in the suite (or rooms), subject to any confidentiality requirements between Catalent and its customers.  [***]

3.6.3Reconciliation. The CRUF Credits shall be determined by Catalent prior to issuing the Clean Room Use Fee Invoice (as defined in the Collaboration Agreement[***]  The maximum combined CRUF Credits in a BMP is equal to [***] of the Clean Room Use Fee.  [***].

[***] Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit in accordance with the rules of the Securities and Exchange Commission.

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EXHIBIT B, ATTACHMENT A
[***]

To:
From:
Date:

BridgeBio's Initial & Rolling Forecast for Batches of Bulk Drug Substance

Name of BB Entity (and SP)	Product Name	Product Ref #	Batch Requirements for [***] & Order of Delivery	Batch Requirements for [***]
	[●]	[●]
[●]	[●]	[●]
[●]	[●]	[●]
[●]	[●]	[●]
[●]	[●]	[●]
Totals

[***] Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit in accordance with the rules of the Securities and Exchange Commission.

Exhibit B, A-1

ACTIVE/102139618.4	4823-6896-6320.v1

Execution Copy

EXHIBIT B, Schedule 1.1

Manufacturing Supply Pricing*

Clinical Supply	Manufacturing Configurations
Description	BMC: [***]**	MC2: [***]	MC3: [***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]

Engineering Batches	Manufacturing Configurations
Description	BMC: [***]	MC2: [***]	MC3: [***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***] Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit in accordance with the rules of the Securities and Exchange Commission.

Exhibit B, 1.1-1

ACTIVE/102139618.4	4823-6896-6320.v1

Execution Copy

EXHIBIT B, Schedule 3.6.1

Illustrations of Batch Credit Calculation

Manufacturing Fees, BEqs and Batch Credit per BMP

Manufacturing Fees (USD)*	BEqs	Batch Credit (%)
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

* Based upon the current Manufacturing Supply Pricing for the BMC, See Schedule 1.1 of Exhibit B [***].

[***] Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit in accordance with the rules of the Securities and Exchange Commission.

Exhibit B, 3.6.1-1

ACTIVE/102139618.4	4823-6896-6320.v1

Execution Copy

EXHIBIT B, Schedule 3.6.1 (CONT.)

Illustrations of Batch Credit Calculation

The following examples are for the sole purpose of illustrating the Batch Credit calculation.  Batch credits start with BEqs in [***] increments over [***].  For each [***] BEqs, Catalent will provide a credit of [***] towards the Clean Room Use Fee.

Example 1.

[***]

Example 2.

[***]

Example 3.

[***]

[***] Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit in accordance with the rules of the Securities and Exchange Commission.

Exhibit B, 3.6.1-2

ACTIVE/102139618.4	4823-6896-6320.v1

Execution Copy

EXHIBIT B, Schedule 3.6.2

Illustrations of Catalent Use Credit Calculation

The following examples are for the sole purpose of illustrating the Catalent Use Credit calculation.

Example 1.

[***]

Example 2.

[***]

[***] Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit in accordance with the rules of the Securities and Exchange Commission.

Exhibit B, 3.6.2-1

ACTIVE/102139618.4	4823-6896-6320.v1

Execution Copy

EXHIBIT C

DEDICATED CLEAN ROOM SUITE FLOOR PLAN

[***]

[***] Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit in accordance with the rules of the Securities and Exchange Commission.

C-1

ACTIVE/102139618.4	4823-6896-6320.v1

Execution Copy

Exhibit C – Dedicated Clean Room Floor Plan (yellow highlighted area)

[***]

Exhibit C – Dedicated Clean Room Floor Plan (cont.) (yellow highlighted area – zoomed in)

[***]

[***] Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit in accordance with the rules of the Securities and Exchange Commission.

C-2

ACTIVE/102139618.4	4823-6896-6320.v1

Execution Copy

EXHIBIT D

BASE EQUIPMENT PACKAGE

[***]

[***] Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit in accordance with the rules of the Securities and Exchange Commission.

D-1

ACTIVE/102139618.4	4823-6896-6320.v1

Execution Copy

Schedule 3.1(b)

Readiness DETERMINATION check List

[***] Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit in accordance with the rules of the Securities and Exchange Commission.

Schedule 3.1(b)-1

ACTIVE/102139618.4	4823-6896-6320.v1

Execution Copy

Schedule 2.2

Summary of Key Milestones

for Dedicated Clean Room Suite at the BWI Facility

Milestone	Approx. Start Date	Approx. Finish Date
Process Equipment Procurement and Installation	[***]	[***]
Construction Turnover	[***]
Commissioning/ Qualification/ Validation	[***]	[***]
cGMP Manufacturing	[***]	[***]

[***] Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit in accordance with the rules of the Securities and Exchange Commission.

Schedule 2.2-1

ACTIVE/102139618.4	4823-6896-6320.v1